UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.    )

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Advanced Series Trust

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ADVANCED SERIES TRUST

Gateway Center Three

100 Mulberry Street—4th Floor

Newark, New Jersey 07102

February 15, 2013

Dear Contract Owner:

Enclosed is a notice and proxy statement relating to a Special Meeting of Shareholders (the “Meeting”) of the AST First Trust Capital Appreciation Target Portfolio (the “Current Portfolio”) of the Advanced Series Trust (the “Trust” or “AST”). The Meeting is scheduled to be held at the offices of the Trust, located at Gateway Center Three, 100 Mulberry Street—4th floor, Newark, New Jersey, on March 22, 2013 at 10:00 a.m., Eastern Standard Time.

At the Meeting, shareholders will be asked to approve the proposals described below:

1.	Approve a new subadvisory agreement between Prudential Investments LLC (“PI”) and AST Investment Services, Inc. (“ASTIS” and collectively with PI, the “Manager”) and Quantitative Management Associates LLC (“QMA”) for the Current Portfolio.

2.	Approve a new subadvisory agreement between the Manager and Prudential Investment Management, Inc. (“PIM”) for the Current Portfolio.

Proposal No. 1 and Proposal No. 2 (collectively, the “Proposals”) correspond to the planned:

•	termination of First Trust Advisors, L.P. (the “Current Subadviser”), the existing subadviser for the Current Portfolio,

•	retention of QMA as subadviser for the Current Portfolio to perform asset allocation for the Current Portfolio and manage the Current Portfolio’s equity segment;

•	retention of PIM as subadviser for the Current Portfolio to manage the Current Portfolio’s fixed-income segment;

•

implementation by QMA and PIM (collectively, the “New Subadvisers”) of a new investment strategy for the Current Portfolio (the “Repositioning”) as described in greater detail in the accompanying Proxy Statement; and

•	name change for the Current Portfolio from the AST First Trust Capital Appreciation Target Portfolio to the AST Prudential Growth Allocation Portfolio.

As an owner of a variable annuity contract or certificate or variable life insurance policy that participates in the Current Portfolio as of the close of business on January 29, 2013, you are entitled to instruct the insurance company that issued your contract or policy how to vote the applicable Current Portfolio shares. The attached Notice of Special Meeting of Shareholders and Proxy Statement concerning the Meeting describe the matters to be considered at the Meeting.

The Board has approved the proposals identified above and recommends that you vote “FOR” the proposals. Although the Board has determined that the proposals are in your best interest, the final decision is yours.

You are cordially invited to attend the Meeting. Since it is important that your vote be represented whether or not you are able to attend, you are urged to consider these matters and to exercise your voting instructions by completing, dating, signing, and returning the enclosed voting instruction card in the accompanying return envelope at your earliest convenience or by relaying your voting instructions via telephone or the internet by following the enclosed instructions. Voting instruction cards must be received by the day before the Meeting. Voting instructions submitted by telephone or the internet must be submitted by 11:59 p.m. Eastern Standard Time on the day before the Meeting. You may vote your shares in person, even though you may have already returned a voting instruction card or submitted your voting instructions via the internet or by telephone. Please respond promptly in order to save additional costs of solicitation and in order to make sure you are represented.

Sincerely,

Robert F. O’Donnell

President, Advanced Series Trust

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSAL

Please read the enclosed proxy statement for a complete description of the proposal. However, as a quick reference, the following questions and answers provide a brief overview of the proposal.

Q1. WHY AM I RECEIVING THIS PROXY STATEMENT?

A. As the owner of a variable annuity or variable life contract, you instruct your insurance company to allocate your account value into one or more separate accounts, each of which is divided into sub-accounts. Each sub-account, in turn, invests your specified account value in shares of a corresponding mutual fund. Therefore, you are indirectly investing in the underlying mutual fund. Under the federal securities laws, you have the right to instruct your insurance company how to vote the shares related to your investment on any shareholder proposal.

If you have received these proxy materials, you have allocated some or all of your account value to the AST First Trust Capital Appreciation Target Portfolio (the “Current Portfolio”), which is a series of the Advanced Series Trust (“AST”). As is further explained below, AST is seeking shareholder consideration and approval of two important proposals. You are being asked to provide voting instructions to your insurance company on the proposals.

Q2. WHAT PROPOSALS AM I BEING ASKED TO VOTE ON?

A. The purpose of the proxy is to ask you to vote on the following two issues:

1.	Approve a new subadvisory agreement between Prudential Investments LLC (“PI”) and AST Investment Services, Inc. (“ASTIS” and collectively with PI, the “Manager”) and Quantitative Management Associates (“QMA”) for the Current Portfolio.

2.	Approve a new subadvisory agreement between the Manager and Prudential Investment Management, Inc. (“PIM”, and together with QMA, the “New Subadvisers”) for the Current Portfolio.

Q3: WHY ARE THE PROPOSED SUBADVISER CHANGES BEING PROPOSED, AND WHO ARE QMA AND PIM?

A: After careful review, the Board of Trustees determined it was in the best interest of shareholders to change the subadviser of the Current Portfolio to QMA and PIM as new subadvisers for the following reasons, in connection with repositioning the Current Portfolio as the AST Prudential Growth Allocation Portfolio (the “Repositioned Portfolio”):

QMA develops innovative investing techniques, having pioneered the use of advanced analytics to enhance the investment decision making process for more than 30 years. QMA has 37 investment professionals, including 13 PhDs across a wide array of disciplines, who have worked closely together through different types of markets. QMA is a wholly-owned subsidiary of PIM, a Prudential Financial company.

•

Asset allocation specialist. QMA designs asset allocation strategies to help meet a broad range of investment objectives. QMA has been managing asset allocation strategies since 1975, and, as of September 30, 2012, had approximately $50 billion* in assets under management in these strategies.

*	Asset allocation includes $6 billion in assets that QMA directs to investment vehicle advised by QMA; these assets are also included in the equity strategies assets under management.

•	Extensive experience in managing equity strategy for over 30 years. QMA had over $41 billion in assets under management in equity strategies as of September 30, 2012.

•	Robust research. Through ongoing research, QMA continues to seek ways to enhance the adaptive, non-static nature of its investment process.

PIM, a Prudential Financial company, is a leading fixed income investment manager with more than $670 billion in assets under management as of September 30, 2012.

Prudential Fixed Income is the primary public fixed income asset management unit of PIM, with $356 billion in assets under management as of September 30, 2012. Prudential Fixed Income offers a disciplined investment and risk management process, in-depth sector expertise, and one of the most sophisticated research organizations in the industry.

Q4. WHY ARE THE PROPOSALS IN THE BEST INTERESTS OF THE SHAREHOLDERS?

A. The proposed manager change to QMA and PIM as the New Subadvisers for the Current Portfolio, followed by repositioning the Current Portfolio as the AST Prudential Growth Allocation Portfolio, is expected to result in the following potential benefits to shareholders:

•

The Manager will waive 0.02% of the management fee paid by the Repositioned Portfolio through at least June 30, 2014. This will reduce expenses paid by the Repositioned Portfolio and its shareholders through at least June 30, 2014.

•

The Repositioned Portfolio will generally have a lower exposure to equity securities than the Current Portfolio. The Repositioned Portfolio is expected to have lower volatility and returns more comparable to the broader global equity and fixed income markets.

•

The Current Portfolio is currently rebalanced approximately once a year. The Repositioned Portfolio will be re-allocated and rebalanced more frequently, resulting in a more active management process and offering QMA, at its discretion, greater flexibility to respond to changes in the global equity and fixed income markets.

•	The underlying equity and fixed income sleeves in the Repositioned Portfolio are expected to be more highly diversified than in the Current Portfolio.

•

The Repositioned Portfolio is expected to benefit from QMA’s extensive investment expertise in asset allocation and managing equity strategies and Prudential Fixed Income’s extensive experience in managing fixed-income strategies.

Q5: WILL THE INVESTMENT POLICY OF THE CURRENT PORTFOLIO CHANGE?

A: If QMA and PIM are approved by shareholders as the New Subadvisers, the Current Portfolio’s investment strategies will change as outlined in the chart below

A:

Portfolio Name	AST First Trust Capital Appreciation Target Portfolio	AST Prudential Growth Allocation Portfolio
Objective:	Long –term capital growth	Total return
Investment Strategy:

•       The Current Portfolio normally invests approximately 80% of its net assets in equity securities and approximately 20% of its net assets in fixed-income securities as of the annual security selection date.

•       Depending on market conditions, the equity portion may range between 75-85% of the Current Portfolio’s net assets and the fixed-income portion may range between 15-25% of the Current Portfolio’s net assets. The allocations do not take into account the potential investment of up to 5% of the Current Portfolio’s assets in the “liquidity” investment sleeve.

•       The Current Portfolio allocates its assets across multiple uniquely specialized investment strategies. On or about the annual selection date (currently March 1 under normal circumstances), the Current Portfolio establishes both the percentage allocations among the various investment strategies under normal circumstances and the percentage allocation of each security’s position within each of the investment strategies that invest primarily in equity securities.

•       The Repositioned Portfolio will normally invest approximately 70% of its net assets in a combination of global equity and equity-related securities and approximately 30% of its net assets in debt obligations and money market instruments in order to achieve diversification in a single portfolio.

•       Generally, the Repositioned Portfolio is expected to be invested within following ranges: (i) equity and equity-related securities, 60%-80% and (ii) debt obligations and money market instruments, 20%-40%.

•       QMA will perform asset allocation of the overall portfolio and will also manage the equity segment, while PIM will manage the fixed income segment

•       QMA will adjust the percentage of Repositioned Portfolio assets in each category in accordance with its expectations regarding the different markets, as those expectations may change from time to time.

•       QMA may also utilize an overlay sleeve for liquidity and allocation changes which will generally reflect the allocation of the Repositioned Portfolio. The allocation ranges above include allocations within the overlay sleeve.

Benchmark:	Customized Blend* (55% Russell 3000, 25% MSCI EAFE, 20% Barclays US Aggregate Bond)	Customized Blend* (55% Russell 3000, 15% MSCI EAFE, 30% Barclays US Aggregate Bond)

*The Customized Blend Index is intended to provide a theoretical comparison to the Current Portfolio’s performance based on the amounts allocated to each asset class. Barclays US Aggregate Bond includes investment grade securities issued by the US government, its agencies, and by corporations with between 1 and 10 years remaining to maturity; MSCI EAFE reflects stock price movements in Europe, Australia, and the Far East; Russell 3000® measures the performance of the largest 3,000 US companies. All indexes are unmanaged and do not reflect deductions for any sales charges or operating expenses of a mutual fund. The Russell Index and Russell are trademarks of the Frank Russell Company. An investment cannot be made directly in an index.

Q6. WILL THE PROPOSED SUBADVISER CHANGES TO QMA AND PIM CHANGE THE MANAGEMENT FEE PAID BY THE CURRENT PORTFOLIO?

A. Yes. If the Proposals are approved, the Manager will waive 0.02% of the management fee paid by the Repositioned Portfolio through at least June 30, 2014. This will reduce expenses paid by the Repositioned Portfolio and its shareholders through at least June 30, 2014.

Q7. IF THE PROPOSALS ARE APPROVED, WHEN WILL THE PROPOSED SUBADVISER CHANGES GO INTO EFFECT?

A. If approved, the proposed subadviser changes are anticipated to take place on or about April 29, 2013.

Q8. HAS THE BOARD OF TRUSTEES APPROVED THE PROPOSALS?

A. Yes. The Board of Trustees of AST has approved the proposals and recommends that you vote to approve the proposals.

Q9. WHO IS PAYING FOR THE COSTS OF THIS PROXY STATEMENT?

A. The Prudential Insurance Company of America and its affiliates are bearing all costs associated with the proxy statement. AST’s investment managers are affiliates of The Prudential Insurance Company of America. You will not bear any of the costs or expenses associated with the proxy statement.

Q10. HOW DO I VOTE?

A. You can vote by attending the shareholder meeting and submitting your voting instructions. Or, you may vote by completing and signing the enclosed voting instruction card, and mailing it in the enclosed postage paid envelope, or by telephone by calling toll-free 1-800-690-6903, or you may vote via the internet by going to www.proxyvote.com. Voting instruction cards must be received by the day before the Meeting. Voting instructions submitted by telephone or the internet must be submitted by 11:59 p.m, Eastern Standard Time on the day before the Meeting. If you require assistance or have any questions regarding the mailing you received, customer service can be contacted Monday-Thursday at (800) 752-6342 between the hours of 8:00 a.m. and 7:00 p.m., Eastern Standard Time, and on Friday between the hours of 8:00 a.m. and 6:00 p.m. Eastern Standard Time.

Q11. HOW CAN I CHANGE MY VOTING INSTRUCTIONS?

A. Previously submitted voting instructions may be revoked or changed by any of the voting methods described above, subject to the voting deadlines also discussed above.

ADVANCED SERIES TRUST

Gateway Center Three

100 Mulberry Street—4th Floor

Newark, New Jersey 07102

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MARCH 22, 2013

To the Shareholders:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Meeting”) of the AST First Trust Capital Appreciation Target Portfolio (the “Current Portfolio”) of the Advanced Series Trust (the “Trust” or “AST”) will be held on March 22, 2013, at 10:00 a.m., Eastern Standard Time, at the offices of the Trust, located at Gateway Center Three, 100 Mulberry Street—4th Floor, Newark, New Jersey 07102 (the “Meeting”). You are receiving this Proxy Statement because you have an interest in the Current Portfolio. The purpose of the Meeting is to consider and act upon the matters described below:

1.	Approve a new subadvisory agreement between Prudential Investments LLC (“PI”) and AST Investment Services, Inc. (“ASTIS” and collectively with PI, the “Manager”) and Quantitative Management Associates LLC (“QMA”) for the Current Portfolio.

2.	Approve a new subadvisory agreement between the Manager and Prudential Investment Management, Inc. (“PIM”) for the Current Portfolio.

Proposal No. 1 and Proposal No. 2 (collectively, the “Proposals”) correspond to the planned:

•	termination of First Trust Advisors, L.P. (the “Current Subadviser”), the existing subadviser for the Current Portfolio,

•	retention of QMA as subadviser for the Current Portfolio to perform asset allocation for the Current Portfolio and manage the Current Portfolio’s equity segment;

•	retention of PIM as subadviser for the Current Portfolio to manage the Current Portfolio’s fixed-income segment;

•

implementation by QMA and PIM (collectively, the “New Subadvisers”) of a new investment strategy for the Current Portfolio (the “Repositioning”) as described in greater detail in the accompanying Proxy Statement; and

•	name change for the Current Portfolio from the AST First Trust Capital Appreciation Target Portfolio to the AST Prudential Growth Allocation Portfolio.

Your Board unanimously recommends that you vote in favor of the Proposals.

Please note that owners of variable annuity contracts or variable life insurance policies (“Contract owners”) who have allocated account value to separate accounts investing in the Current Portfolio may instruct their insurance company how to vote the shares related to their investment. Contract owners should consider themselves shareholders for purposes of these proxy materials.

You should read the Proxy Statement attached to this notice prior to completing your voting instruction card. The record date for determining the number of shares outstanding, the shareholders entitled to vote and the Contract owners entitled to provide voting instructions at the Meeting and any adjournments or postponements thereof has been fixed as the close of business on January 29, 2013. If you had an interest in the Current Portfolio as of the record date, you are entitled to give voting instructions. If you attend the Meeting, you may give your voting instructions in person.

YOUR VOTE IS IMPORTANT

PLEASE RETURN YOUR VOTING INSTRUCTION CARD PROMPTLY

Regardless of whether you plan to attend the Meeting, you should give voting instructions by promptly completing, dating, signing, and returning the enclosed voting instruction card in the enclosed postage-paid envelope. You also can vote or provide voting instructions by telephone using the 12-digit control number that appears on the enclosed voting instruction card and following the simple instructions, or you may vote via the internet at www.proxyvote.com. Voting instruction cards must be received by the day before the Meeting. Voting instructions submitted by telephone or the internet must be submitted by 11:59 p.m. Eastern Standard Time on the day before the Meeting. If you are present at the Meeting, you may submit or change your voting instructions, if desired, at that time.

By Order of the Board of Trustees

Deborah A. Docs, Secretary of Advanced Series Trust

Dated: February 15, 2013

VOTING INFORMATION

ADVANCED SERIES TRUST

VOTING INFORMATION

FOR THE SPECIAL MEETING OF SHAREHOLDERS

OF ADVANCED SERIES TRUST

TO BE HELD ON MARCH 22, 2013

Dated: FEBRUARY 15, 2013

GENERAL

This voting information is being furnished by the following insurance companies (each, an “Insurance Company” and together, the “Insurance Companies”), to Contract owners who, as of January 29, 2013 (the “Record Date”), had account values allocated to the sub-accounts of one or more separate accounts of the Insurance Companies (the “Separate Accounts”) that invest in shares of the AST First Trust Capital Appreciation Target Portfolio (the “Current Portfolio”) of Advanced Series Trust (“AST” or the “Trust”).

Pruco Life Insurance Company of New Jersey

Pruco Life Insurance Company

Allstate Life Insurance Company

Allstate Life Insurance Company of New York

Prudential Annuities Life Assurance Corporation

Each Insurance Company is required to offer Contract owners the opportunity to instruct it, as the record owner of all of the shares of beneficial interest in the Current Portfolio (the “Shares”) held by its Separate Accounts, as to how the Insurance Company should vote on the proposals (the “Proposals”) that will be considered at the Special Meeting of Shareholders referred to in the preceding Notice and at any adjournments or postponements (the “Meeting”). The enclosed Proxy Statement, which you should retain for future reference, sets forth concisely information about the Proposals that a Contract owner should know before completing the enclosed voting instruction card.

Prudential Financial, Inc. is the parent company of each of the Prudential insurance companies.

This voting information and the accompanying voting instruction card are being mailed to Contract owners on or about February 15, 2013.

HOW TO INSTRUCT AN INSURANCE COMPANY

To instruct an Insurance Company as to how to vote the Shares held in its Separate Accounts, Contract owners are asked to promptly complete their voting instructions on the enclosed voting instruction card(s); and sign, date and mail the voting instruction card(s) in the accompanying postage-paid envelope. Contract owners also may provide voting instructions by phone at 1-800-690-6903, or via the internet at www.proxyvote.com. Voting instruction cards must be received by the day before the Meeting. Voting instructions submitted by telephone or the internet must be submitted by 11:59 p.m. Eastern Standard Time on the day before the Meeting.

If a voting instruction card is not marked to indicate voting instructions for the proposal but is signed, dated and returned, it will be treated as an instruction to vote the Shares in favor of each Proposal.

The number of Shares held in the sub-account of a Separate Account corresponding to a Current Portfolio for which a Contract owner may provide voting instructions was determined as of the Record Date by dividing (i) the Contract’s account value allocable to that sub-account by (ii) the net asset value of one Share of the corresponding Current Portfolio. Each whole share is entitled to one vote as to each matter with respect to which it is entitled to vote and each fractional share is entitled to a proportionate fractional vote. At any time prior to an Insurance Company’s voting at the Meeting, a Contract owner may revoke his or her voting instructions by providing the Insurance Company with a properly executed written revocation of such voting instructions, properly executing later-dated voting instructions by a voting instruction card, telephone or the internet, or appearing and voting in person at the Meeting.

HOW AN INSURANCE COMPANY WILL VOTE

Each Insurance Company will vote the Shares for which it receives timely voting instructions from Contract owners in accordance with those instructions. Shares in each sub-account of a Separate Account that is invested in the Current Portfolio for which an Insurance Company receives a voting instruction card that is signed, dated and timely returned but is not marked to indicate voting instructions will be treated as an instruction to vote the Shares in favor of each Proposal. Shares in each sub-account of a Separate Account that is invested in the Current Portfolio for which an Insurance Company receives no timely voting instructions from Contract owners, or that are attributable to amounts retained by an Insurance Company, will be voted by the Insurance Company either “FOR” or “AGAINST” approval of each Proposal, or as an abstention, in the same proportion as the Shares for which Contract owners have provided voting instructions to the Insurance Company. As a result of such proportional voting by the Insurance Companies, it is possible that a small number of Contract owners could determine whether each Proposal is approved.

OTHER MATTERS

The Insurance Companies are not aware of any matters, other than the specified Proposals, to be acted on at the Meeting. If any other matters come before the Meeting, an Insurance Company will vote the Shares upon such matters in its discretion. Voting instruction cards may be solicited by employees of Prudential Investments LLC and/or AST Investment Services, Inc. (collectively referred to herein as the “Manager”), the Trust’s co-investment managers, or their affiliates as well as officers and agents of the Trust. The principal solicitation will be by mail and electronic delivery but voting instructions may also be solicited by telephone, fax, personal interview, or the internet.

It is expected that the presence at the Meeting of the Insurance Companies will be sufficient to constitute a quorum. If the vote required to approve or reject a Proposal is not obtained at the Meeting, the officers of the Trust may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of voting instructions.

It is important that you vote. Please promptly mark your voting instructions on the enclosed voting instruction card; then sign, date and mail the voting instruction card in the accompanying postage-paid envelope. You also may provide your voting instructions by telephone at 1-800-690-6903, or via the internet at www.proxyvote.com. Voting instruction cards must be received by the day before the Meeting. Voting instructions submitted by telephone or the internet must be submitted by 11:59 p.m. Eastern Standard Time on the day before the Meeting. You may also attend the Meeting in person and submit your voting instructions.

ADVANCED SERIES TRUST

100 Mulberry Street

Gateway Center Three—4th Floor

Newark, New Jersey 07102

PROXY STATEMENT DATED FEBRUARY 15, 2013 FOR THE

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MARCH 22, 2013

This Proxy Statement relates to the solicitation by the Board of Trustees of Advanced Series Trust (“AST” or the “Trust”) of proxies for the Special Meeting of Shareholders of the Trust (the “Meeting”) to be held at 100 Mulberry Street, Gateway Center Three—4th Floor, on March 22, 2013, at 10:00 a.m., Eastern Standard Time, or any adjournment or postponement thereof.

This Proxy Statement is being furnished to owners of variable annuity contracts or variable life insurance policies (“Contract owners”) (the “Contracts”) issued by Pruco Life Insurance Company of New Jersey, Pruco Life Insurance Company, Allstate Life Insurance Company, Allstate Life Insurance Company of New York, and Prudential Annuities Life Assurance Corporation (each, an “Insurance Company” and together, the “Insurance Companies”) who, as of January 29, 2013 (the “Record Date”), had account values allocated to the sub-accounts of an Insurance Company’s separate account or accounts (the “Separate Accounts”) that invest in shares of the AST First Trust Capital Appreciation Target Portfolio (the “Current Portfolio”) of the Trust.

Contract owners are being provided the opportunity to instruct the applicable Insurance Company to approve or disapprove the proposals contained in this Proxy Statement in connection with the solicitation by the Board of Trustees of the Trust of proxies for the Meeting. This Proxy Statement is also being furnished to the Insurance Companies as the record owners of shares. As of the Record Date, there were 515,265,799.362 outstanding shares of the Current Portfolio. As of the Record Date, the Insurance Companies owned more than 95% of the outstanding shares.

The Trust’s shares of beneficial interest are referred to as “Shares.” The Insurance Companies are the shareholders of record of the Shares. Because Contract owners are being asked to provide voting instructions to the Insurance Companies, Contract owners should consider themselves shareholders for purposes of these proxy materials.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on March 22, 2013

This Proxy Statement, which you should retain for future reference, contains important information regarding the proposals that you should know before providing voting instructions. Additional information about the Trust has been filed with the SEC and is available upon oral or written request. This Proxy Statement will be available at www.annuities.prudential.com/view/page/investor on or about February 15, 2013. Distribution of this Proxy Statement to the Insurance Companies and to Contract owners is scheduled to begin on or about February 15, 2013. It is expected that one or more representatives of each Insurance Company will attend the Meeting in person or by proxy and will vote shares held by the Insurance Company in accordance with voting instructions received from its Contract owners and in accordance with voting procedures established by the Trust.

Prudential Investments LLC (“PI”) and AST Investment Services, Inc. (“ASTIS”, and together with PI, the “Manager”) are the co-investment managers of the Current Portfolio of the Trust. Prudential Annuities Distributors, Inc. (“PAD”), an affiliate of the Manager and the Prudential insurance companies, is the principal underwriter of each Current Portfolio’s Shares. The mailing address for Prudential Investments LLC and the Trust’s principal offices is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. The mailing address for AST Investment Services, Inc. and PAD is One Corporate Drive, Shelton, Connecticut 06484.

Contract owners who have allocated account values to the Current Portfolio as of the close of business on the Record Date are entitled to give voting instructions at the Meeting. Additional information regarding outstanding Shares, voting your voting instruction cards and attending the Meeting is included at the end of this Proxy Statement in the section entitled “Voting Information.”

Copies of the Trust’s most recent annual and semi-annual reports, including financial statements, have previously been delivered to shareholders. Shareholders of the Trust may obtain without charge additional copies of the Trust's annual and semi-annual reports by writing the Trust at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, or by calling (800) 752-6342.

Portfolio Background and Management

The Trust is an open-end, management investment company registered under the Investment Company Act of 1940 (the “1940 Act”). The Trust is organized as a Massachusetts business trust. ASTIS, One Corporate Drive, Shelton, Connecticut 06484-0883, and PI, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, serve as the Manager of the Current Portfolio. As of December 31, 2012, PI served as the manager or co-manager to open-end investment companies and as manager or administrator to closed-end investment companies with aggregate assets of approximately $194.7 billion. As of December 31, 2012, ASTIS served as the manager or co-manager to open-end investment companies and with aggregate assets of approximately $144.8billion.

The Current Portfolio commenced operations on March 20, 2006. Investment advisory services are currently provided to the Current Portfolio by the Manager at the addresses listed above and by First Trust Advisors, L.P. at 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.

Prudential Mutual Fund Services LLC (“PMFS”), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, serves as the transfer and dividend disbursing agent of the Trust. PMFS is an affiliate of the Manager. PMFS provides customary transfer agency services to the Trust, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions, and related functions. For these services, PMFS receives compensation from the Trust and is reimbursed for its transfer agent expenses which include an annual fee per shareholder account, a monthly inactive account fee per shareholder account and its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication expenses and other costs. BNY Mellon Asset Servicing (U.S.) Inc. (“BNYAS”) serves as sub-transfer agent to the Trust. PMFS has contracted with BNYAS, 301 Bellevue Parkway, Wilmington, Delaware 19809, to provide certain administrative functions to the Transfer Agent. PMFS will compensate BNYAS for such services.

PAD serves as the distributor of the shares of each portfolio of the Trust, including the Current Portfolio. PAD’s business address is One Corporate Drive, Shelton, Connecticut 06484-0883.

Reasons for the Meeting

At Board meeting held on January 28, 2013 (the “Board Meeting”), the Board considered presentations made by the Manager, Quantitative Management Associates LLC (“QMA”) and Prudential Investment Management, Inc. (“PIM”, and together with QMA, the “New Subadvisers”) concerning changes to the Current Portfolio’s subadvisory arrangements, investment strategy and name (such changes are collectively referred to herein from time to time as the “Current Portfolio Repositioning”). The Manager and the Board are proposing the New Subadvisers in order to enable the Manager to have the New Subadvisers implement a new investment strategy for the Current Portfolio.

Specifically, if the new subadvisory agreement between the Manager and QMA, and the new subadvisory agreement between the Manager and PIM, to serve as subadvisers to the Current Portfolio are approved by the shareholders of the Current Portfolio, the effective date of the new strategy is expected to occur on or about April 29, 2013. In turn, if shareholders of the Current Portfolio approve the new subadvisory agreement between the Manager and QMA, and the new subadvisory agreement between the Manager and PIM, to serve as subadvisers to the Current Portfolio, it is expected that the name of the Current Portfolio will be changed from the AST First Trust Capital Appreciation Target Portfolio to AST Prudential Growth Allocation Portfolio (the “Repositioned Portfolio”).

If shareholders approve Proposal No. 1 and Proposal No. 2, the Current Portfolio’s investment objective and investment strategy would be modified. The Current Portfolio currently seeks long-term capital growth as its investment objective. If the Proposal No. 1 and Proposal No. 2 are approved, the Repositioned Portfolio will seek total return as its investment objective.

The Repositioned Portfolio may, on average, have more fixed income exposure than the Current Portfolio under normal circumstances. The Current Portfolio normally invests approximately 80% of its net assets in equity securities and approximately 20% of its net assets in fixed-income securities as of the annual security selection date. Depending on market conditions, the equity portion may range between 75-85% of the Current Portfolio's net assets and the fixed-income portion may range between 15-25% of the Current Portfolio's net assets. The allocations do not take into account the potential investment of up to 5% of the Current Portfolio’s assets in the "liquidity" investment sleeve. The Current Portfolio currently allocates its assets across multiple uniquely specialized investment strategies. The Repositioned Portfolio will normally invest approximately 70% of its net assets in a combination of global equity and equity-related securities, and approximately 30% in debt obligations and money market instruments in order to achieve diversification in a single portfolio. Generally, the Repositioned Portfolio is expected to be invested within the following ranges: (i) 60%-80% in equity and equity-related securities, and (ii) 20%-40% in debt obligations and money market instruments. QMA will perform asset allocation of the overall Repositioned Portfolio and will also manage the equity segment, while PIM will manage the fixed income segment. QMA will adjust the percentage of Repositioned Portfolio assets in each category in accordance with its expectations regarding the different markets, as those expectations may change from time to time. QMA may also utilize an overlay sleeve for liquidity and allocation changes, which will generally reflect the allocation of the Repositioned Portfolio. The allocation ranges above include allocations within the overlay sleeve.

The Board has approved the new subadvisory agreements, the hiring of QMA and PIM as the New Subadvisers, the termination of First Trust Advisors, L.P. (the “Current Subadviser”), the repositioning of the Current Portfolio, the calling of the Meeting, and the submission of the Proposals to hire QMA and PIM as the New Subadvisers to shareholders. Proposal No. 1 involves the hiring of QMA as a New Subadviser, and Proposal No. 2 involves the hiring of PIM as a New Subadviser. If shareholders approve Proposal No. 1 and Proposal No. 2, the Manager will retain the New Subadvisers, the Current Subadviser will be terminated, the Current Portfolio’s investment objective and investment strategy will change, and the name change for the Current Portfolio will be implemented.

In the event the Current Portfolio shareholders do not approve Proposal No. 1 and Proposal No. 2, the proposed termination of the Current Subadviser as subadviser for the Current Portfolio, the retention of QMA and PIM as subadvisers for the Current Portfolio, the investment objective and strategy change, and the name change for the Current Portfolio would not go into effect. Instead, the Current Portfolio would continue to operate in accordance with its current investment objective and investment strategy and the Board will consider other alternatives.

PROPOSAL NO. 1

TO APPROVE A NEW SUBADVISORY AGREEMENT BETWEEN

PRUDENTIAL INVESTMENTS LLC AND AST INVESTMENT SERVICES, INC. AND

QUANTITATIVE MANAGEMENT ASSOCIATES LLC

WITH RESPECT TO AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO

The Board, including all of the Trustees of the Trust who are not “interested persons” of the Trust under the 1940 Act (collectively, the “Independent Trustees”), has approved, and recommends that the shareholders of the Current Portfolio approve, the appointment of QMA as subadviser to the Current Portfolio. A copy of the proposed subadvisory agreement between the Manager and QMA is included as Exhibit A to this proxy statement. The Manager may terminate the Current Subadviser without shareholder vote. The Manager and the mutual funds advised by the Manager operate under an exemptive order from the Securities and Exchange Commission that generally permits the Manager to enter into or amend agreements with unaffiliated investment subadvisers with Board approval and without shareholder vote. The Manager and QMA are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. and therefore shareholder approval is required for the agreement with QMA.

Comparative Fee and Expense Information

Subadvisory Fees. The subadvisory fees payable to QMA as a New Subadviser will be paid by the Manager and not by the Repositioned Portfolio. The proposed contractual subadvisory fee rate between the Manager and QMA, and the current contractual subadvisory fee rates between the Manager and the Current Portfolio’s current sub-advisers, are shown below.

Name of Relevant Portfolio	Sub-adviser	Annualized Contractual Subadvisory Fee Rate as a Percentage of Average Daily Net Assets
AST Prudential Growth Allocation Portfolio (new name for the Current Portfolio if Proposal No. 1 and Proposal No. 2 are approved)	QMA

0.30% of average daily net assets to $250 million;

0.25% of average daily net assets over $250 million to $500 million;

0.22% of average daily net assets over $500 million to $750 million;

and 0.20% of average daily net assets over $750 million

AST First Trust Capital Appreciation Target Portfolio (current name of the Current Portfolio)	First Trust Advisors L.P.

0.35% of average daily net assets to $250 million;

0.30% of average daily net assets over $250 million to $500 million;

0.25% of average daily net assets over $500 million to $1 billion;

and 0.20% of average daily net assets over $1 billion

QMA will perform asset allocation for the Repositioned Portfolio and manage the equity segment of the Repositioned Portfolio. The Manager notes that the proposed subadvisory fee rate with respect to the Repositioned Portfolio was separately negotiated between the Manager and QMA. The Manager recognizes that the net management fee to be retained by the Manager (i.e., investment management fees received by the Manager minus the subadvisory fees to be paid to QMA as a New Subadviser by the Manager) with respect to the Repositioned Portfolio would be different than that retained by the Manager in connection with the current subadvisory arrangements. The investment management and subadvisory fee arrangements for the Current Portfolio reflect the negotiated business arrangements between the Manager and the relevant subadviser. The size of the Manager’s net investment management fee rate for a given portfolio (i.e., investment management fee rate minus subadvisory fee rate) will depend upon the fee arrangements that the Manager was able to negotiate with the relevant subadviser. Other than the different subadvisory fee rates, the proposed subadvisory agreement with QMA is substantially similar to the current subadvisory agreement for the Current Portfolio.

If shareholders approve Proposal No. 1 and Proposal No. 2, QMA has agreed to implementation of a voluntary subadvisory fee waiver arrangement (“QMA Waiver”) that would apply to the assets of each of the AST Portfolios managed by QMA: AST QMA US Equity Alpha Portfolio, AST Academic Strategies Asset Allocation Portfolio (market neutral sleeve), AST QMA Emerging Markets Equity Portfolio, AST QMA Large-Cap Portfolio and the Repositioned Portfolio (the “Five Portfolios”). The QMA Waiver would discount QMA’s combined subadvisory revenue that it receives with respect to the assets it manages in the Five Portfolios. The size of the revenue discount would vary depending on the amount of such combined annual subadvisory revenue. If the QMA Waiver is implemented, the Manager has agreed, with respect to the Five Portfolios other than the Repositioned Portfolio, to waive two-thirds of any incremental increase in the Manager’s net management fee as a result of the QMA Waiver. Implementation of the QMA Waiver would not change the management fee paid by the Current Portfolio and its shareholders.

If approved, the Proposal will not increase any fees or expenses paid by the Current Portfolio or its shareholders.

Considerations and Recommendation

The following are factors to consider regarding QMA and its extensive experience and capabilities:

•	Develops innovative investing techniques. * QMA has pioneered the use of advanced analytics to enhance the investment decision-making process for more than 30 years.

•	Distinguished team. QMA has 37 investment professionals, including 13 PhDs, deployed across a wide array of disciplines who have worked closely together through different types of markets.

•	Robust research. Through ongoing research, QMA continues to seek ways to enhance the adaptive, non-static nature of its investment process.

•

Asset allocation specialist. QMA designs asset allocation strategies to help meet a broad range of investment objectives. QMA has been managing asset allocation strategies since 1975 and currently has approximately $49.7 billion in assets under management in these strategies as of September 30, 2012.

•	Extensive experience in managing equity strategy for over 30 years. QMA has over $41 billion in assets under management in equity strategies as of September 30, 2012.

The Board recommends Proposal No. 1 as being in the best interests of the Current Portfolio’s shareholders for the above reasons, in connection with the transition to the Repositioned Portfolio.

The Board considered the following factors, provided by the Manager, regarding the benefits of a transition to the Repositioned Portfolio:

•

The Repositioned Portfolio will generally have a lower exposure to equity securities than the Current Portfolio. The Repositioned Portfolio is expected to have lower volatility and returns more comparable to the broader global equity and fixed income markets.

•

The Current Portfolio is currently rebalanced approximately once a year. The Repositioned Portfolio will be re-allocated and rebalanced more frequently, resulting in a more active management process and offering QMA, at its discretion, greater flexibility to respond to changes in the global equity and fixed income markets.

* In 2004, QMA became a registered investment adviser and an indirect wholly-owned subsidiary of Prudential Financial, Inc. Prior to 2004, QMA’s investment management team operated for many years within PIM. [move footnote to bottom of page in final document]

•	The underlying equity and fixed income sleeves in the Repositioned Portfolio are expected to be more highly diversified than in the current Current Portfolio.

•

The Repositioned Portfolio is expected to benefit from QMA’s extensive investment expertise in asset allocation and managing equity strategies and Prudential Fixed Income’s extensive experience in managing fixed-income strategies.

•

The Manager will waive 0.02% of the management fee paid by the Repositioned Portfolio through at least June 30, 2014. This will reduce expenses paid by the Repositioned Portfolio and its shareholders through at least June 30, 2014.

Description of Portfolio Repositioning

A description of the contemplated changes to the Current Portfolio’s investment strategy is set forth below. The Board approved these changes at the Board Meeting on January 28, 2013. Implementation of these changes, however, is subject to receipt of the required shareholder approval with respect to Proposal No. 1 and Proposal No. 2.

Current and Proposed Investment Objective. The investment objective of the Current Portfolio is to seek long-term capital growth. The investment objective of the proposed Repositioned Portfolio will be to seek total return. The current and proposed investment objectives are non-fundamental investment policies of the Current Portfolio and may be changed by the Board without shareholder approval. No assurance can be given that the Current Portfolio or the Repositioned Portfolio will achieve its investment objective.

Highlights of Proposed Changes in Investment Policies and Strategy. A comparison of the investment objective, investment strategies and benchmark indices of the Current Portfolio and the Repositioned Portfolio is set forth in the table below.

Portfolio Name	AST First Trust Capital Appreciation Target Portfolio	AST Prudential Growth Allocation Portfolio
Objective:	Long–term capital growth	Total return
Investment Strategy:

•       The Current Portfolio normally invests approximately 80% of its net assets in equity securities and approximately 20% of its net assets in fixed-income securities as of the annual security selection date.

•       Depending on market conditions, the equity portion may range between 75-85% of the Current Portfolio’s net assets and the fixed-income portion may range between 15-25% of the Current Portfolio’s net assets. The allocations do not take into account the potential investment of up to 5% of the Current Portfolio’s assets in the “liquidity” investment sleeve.

•       The Current Portfolio allocates its assets across multiple uniquely specialized investment strategies. On or about the annual selection date (currently March 1 under normal circumstances), the Current Portfolio establishes both the percentage allocations among the various investment strategies under normal circumstances and the percentage allocation of each security’s position within each of the investment strategies that invest primarily in equity securities.

•       The Repositioned Portfolio will normally invest approximately 70% of its net assets in a combination of global equity and equity-related securities and approximately 30% of its net assets in debt obligations and money market instruments in order to achieve diversification in a single portfolio.

•       Generally, the Repositioned Portfolio is expected to be invested within following ranges: (i) equity and equity-related securities, 60%-80% and (ii) debt obligations and money market instruments, 20%-40%.

•       QMA will perform asset allocation of the overall portfolio and will also manage the equity segment, while PIM will manage the fixed income segment

•       QMA will adjust the percentage of Repositioned Portfolio assets in each category in accordance with its expectations regarding the different markets, as those expectations may change from time to time.

•       QMA may also utilize an overlay sleeve for liquidity and allocation changes which will generally reflect the allocation of the Repositioned Portfolio. The allocation ranges above include allocations within the overlay sleeve.

Benchmark:	Customized Blend* (55% Russell 3000, 25% MSCI EAFE, 20% Barclays US Corporate Bond)	Customized Blend* (55% Russell 3000, 15% MSCI EAFE, 30% Barclays US Aggregate Bond)

*	The Customized Blend Index is intended to provide a theoretical comparison to the Current Portfolio’s performance based on the amounts allocated to each asset class. Barclays US Aggregate Bond includes investment grade securities issued by the US government, its agencies, and by corporations with between 1 and 10 years remaining to maturity; MSCI EAFE reflects stock price movements in Europe, Australia, and the Far East; Russell 3000 ® measures the performance of the largest 3,000 US companies. All indexes are unmanaged and do not reflect deductions for any sales charges or operating expenses of a mutual fund. The Russell Index and Russell are trademarks of the Frank Russell Company. An investment cannot be made directly in an index.

Principal Risks of Investing in the Repositioned Portfolio. The principal risks of investing in the Current Portfolio and the Repositioned Portfolio are substantially similar, with the exception of the following additional risks of investing in the Repositioned Portfolio:

Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of U.S. issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Current Portfolio or the Repositioned Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, U.S. markets; foreign financial reporting standards usually differ from those in the U.S.; foreign exchanges are often less liquid than U.S. markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.

High-Yield Risk. Investments in fixed-income securities rated below investment grade and unrated securities of similar credit quality (i.e., “high yield securities” or “junk bonds”) may be more sensitive to interest rate, credit and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.

Quantitative Model Risk. The equity segment of the Repositioned Portfolio will use quantitative models as part of its investment process.

•

Model Design Risk. The design of the underlying models may be flawed or incomplete. For example, QMA’s quantitative strategies do not utilize detailed fundamental analyses of the securities considered for purchase. The investment models used by QMA are based on historical and theoretical underpinnings that QMA believes are sound. There can be no guarantee, however, that these underpinnings will correlate with security price behavior in the manner assumed by the models. Additionally, the quantitative techniques that underlie QMA’s portfolio construction processes may fail to fully anticipate important risks.

•

Model Implementation Risk. While QMA strives to mitigate the likelihood of material implementation errors, it is impossible to completely eliminate the risk of error in the implementation of the computer models that guide QMA’s quantitative investment processes. Additionally, it may be difficult to implement model recommendations in volatile and rapidly changing market conditions.

New Subadviser

QMA, a registered investment adviser, is an indirect, a wholly-owned subsidiary of Prudential Financial, Inc., 751 Broad Street, Newark, New Jersey, 07102. As of September 30, 2012, QMA had approximately $86 billion in assets under management worldwide. QMA’s address is Two Gateway Center, 100 Mulberry Street, Newark, New Jersey 07102-5096.

Set forth below are the names, titles and principal occupations of the principal executive officers of QMA. QMA has no directors. Unless otherwise indicated, the address of each individual is Two Gateway Center, 100 Mulberry Street, Newark, New Jersey 07102-5096. Some of the officers of QMA are also officers of PI.

Name	Position with QMA	Principal Occupations
Scott L. Hayward	Chief Executive Officer and Manager	Chief Executive Officer (since August 2005) of QMA; Senior Managing Director, Head of Client Relations (July 2004 to August 2005) of QMA; formerly Executive Vice President at Jennison Associates LLC (June 2003 to March 2006); formerly Managing Director at JP Morgan Fleming Asset Management (February 1998-June 2003)
Anthony D. Miele	Chief Financial Officer, Vice President and Manager	Chief Financial Officer (since January 2012) of QMA; Vice President and Controller (2006 - December 2012) of QMA; Director Financial Reporting (2001 - 2006) of QMA; formerly Director Financial Reporting (1999 - 2001) of Prudential Diversified Group; formerly Manager Financial Reporting of Prudential Financial Inc.;formerly Manager of Reporting of USLife/American General Insurance Company (1993-1996) and formerly Senior Auditor (1989 - 1993) at BDO Seidman.
Clark D. Pellington	Chief Compliance Officer and Vice President	Chief Compliance Officer (since December 2005) of QMA; formerly Vice President Compliance (July 1998- December 2005).
Roy Henriksson	Chief Investment Officer	Chief Investment Officer (since June 2012) of QMA; formerly Chief Investment Officer of Advanced Portfolio Management (June 2002 to June 2012).

Portfolio Managers for Repositioned Portfolio

Information about QMA portfolio managers to be responsible for the day-to-day management of the Repositioned Portfolio is set forth below.

Asset Allocation

Edward F. Keon Jr. is a Managing Director and Portfolio Manager for QMA, as well as a member of the asset allocation team. In addition to portfolio management, Ed contributes to investment strategy, research and portfolio construction. Ed has also served as Chief Investment Strategist and Director of Quantitative Research at Prudential Equity Group, LLC, where he was a member of the firm’s investment policy committee and research recommendation committee. Ed’s prior experience was as Senior Vice President at I/B/E/S International Inc. Ed is a

member of the Board of Directors of the Chicago Quantitative Alliance and sits on the Membership Committee of the Institute of Quantitative Research in Finance (Q-Group). He holds a BS in industrial management from the University of Massachusetts/Lowell and an MS in Finance and Marketing from the Sloan School of Management at the Massachusetts Institute of Technology.

Edward L. Campbell, CFA, is a Principal and Portfolio Manager for QMA and a member of the asset allocation team. In addition to portfolio management, Ed is a specialist in global macroeconomic and investment strategy research. He has also served as a Portfolio Manager with Prudential Investments (PI) and spent several years as a Senior Analyst with PI’s Strategic Investment Research Group (SIRG). Prior to joining PI, Ed was a Partner and Vice President at Trilogy Advisors LLC. He earned a BS in Economics and International Business from The City University of New York and holds the Chartered Financial Analyst (CFA) designation.

Joel M. Kallman, CFA, is a Senior Associate and Portfolio Manager for QMA and a member of the asset allocation team. He also conducts economic and market valuation research. Joel has also held various positions within Prudential’s fixed-income group, in areas such as high-yield credit analysis and performance reporting. He earned a BS and MBA in Finance from Rutgers University. He is also a member of the New York Society of Security Analysts and holds the Chartered Financial Analyst (CFA) designation.

US Equity

Stacie L. Mintz is a Principal and Portfolio Manager for QMA. Within the quantitative core equity team, Stacie is primarily responsible for overseeing large-cap equity mandates. She also manages the asset allocation of several retail and institutional portfolios, including a portion of Prudential’s pension plan. She earned a BA in Economics from Rutgers University and an MBA in Finance from New York University.

Non-US Equity

Jacob Pozharny, PhD, is a Managing Director for QMA, as well as Head of Research and Portfolio Management for Non-US Core Equity. Jacob was previously a Managing Director and head of International Quantitative Equity at the TIAA-CREF organization and Teachers Advisors, Inc., where he was responsible for quantitative stock selection and portfolio construction for the international portfolios. Earlier in his career, Jacob held positions at the University of California, Nicholas-Applegate Capital Management and the Federal Reserve. He earned a BA in Economics, an MS in Statistics, an MS in Finance and Applied Economics and a PhD in Applied Statistics from the University of California.

Information About PI and ASTIS

PI and ASTIS are both wholly-owned subsidiaries of PIFM Holdco, Inc., 100 Mulberry Street, Newark, New Jersey 07102, which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, 751 Broad Street Newark, New Jersey 07102, which is a wholly-owned subsidiary of Prudential Financial, Inc., 751 Broad Street, Newark, New Jersey, 07102.

Set forth below is the name, title and principal occupation of the principal executive officer of PI. There are no directors of PI. The address of the principal executive office of PI is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

Name	Position with PI	Principal Occupations
Stuart S. Parker	Chief Executive Officer, Officer-In-Charge, President, Senior Vice President and Chief Operating Officer	President of Prudential Investments LLC (since January 2012); Senior Vice President (since October 2007); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).

Set forth below are the names, titles and principal occupations of the principal executive officer and the directors of ASTIS. Unless otherwise indicated, the address of each individual is One Corporate Drive, Shelton, Connecticut 06484-0883.

Name	Position with PI	Principal Occupations
Scott E. Benjamin	Executive Vice President and Director	Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).
Timothy S. Cronin	Officer-in-Charge, President, Chief Executive Officer, Chief Operating Officer and Director	President, Chief Executive Officer, Chief Operating Officer, Officer-In-Charge (since March 2006), Director (since June 2005) of AST Investment Services, Inc.; Senior Vice President of Prudential Investments LLC (since May 2009); Vice President (since July 2006) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Senior Vice President (since May 2006) of Prudential Annuities Life Assurance Corporation; Senior Vice President of Prudential Annuities Life Assurance Corporation (since March 2006).
Robert O’Donnell	Executive Vice President and Director	Executive Vice President and Director (since April 2012 of AST Investment Services, Inc.; President (since April 2012) of Prudential Annuities; Senior Vice President, Head of Product, Investment Management & Marketing (October 2008-April 2012) for Prudential Annuities; Senior Vice President, Head of Product (July 2004-October 2008) for Prudential Annuities.

Set forth below is a list of the officers of the Trust who are also officers or directors of PI and/or ASTIS.

Name [1]	Position with the Trust	Position with PI	Position with ASTIS
Deborah A. Docs	Secretary	Assistant Secretary and Vice President	N/A
Jonathan D. Shain	Assistant Secretary	Assistant Secretary and Vice President	N/A
Claudia DiGiacomo	Assistant Secretary	Assistant Secretary and Vice President	N/A
Andrew R. French	Assistant Secretary	Assistant Secretary and Vice President	N/A
Raymond A. O'Hara	Chief Legal Officer	Chief Legal Officer, Executive Vice President and Secretary	Corporate Counsel, Vice President and Secretary
Amanda S. Ryan	Assistant Secretary	Assistant Secretary and Director	N/A
Valerie Simpson	Chief Compliance Officer	Chief Compliance Officer and Vice President	Chief Compliance Officer
Grace C. Torres	Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer and Senior Vice President	Assistant Treasurer and Vice President

1 Excludes Messr. O’Donnell and Cronin, who are directors of ASTIS and serve as interested trustees of the Trust. Information with respect to Messrs. O’Donnell and Cronin appears in the table of ASTIS principal executive officer and directors, above.

Substantially Similar Funds or Portfolios Managed by PI or ASTIS

Information on funds or portfolios managed by PI and/or ASTIS that have investment objectives, policies, and strategies that are substantially similar to the proposed investment objective, policies, and strategies for the Repositioned Portfolio is set forth in

Exhibit C.

Substantially Similar Funds or Portfolios Advised by the New Subadvisers

Information on funds or portfolios managed by QMA and PIM that have investment objectives, policies, and strategies that are substantially similar to the proposed investment objective, policies, and strategies for the Repositioned Portfolio is set forth in

Exhibit C.

Matters Considered by the Board

The Board, including a majority of the Independent Trustees, met during the Board Meeting that took place on January 28, 2013, to consider the Manager’s proposal to change the Current Portfolio’s subadvisory arrangements, investment objective, investment strategies, and name. All of the Independent Trustees attended the Board Meeting. In advance of the Board Meeting, the Trustees received materials relating to all aspects of the Portfolio Repositioning and had the opportunity to ask questions and request additional information in connection with their consideration of the Portfolio Repositioning.

At such meeting, the Board, including a majority of the Independent Trustees, approved the termination of the existing subadvisory agreement relating to the Current Portfolio between the Manager and the Current Subadviser, the execution of a subadvisory agreement relating to the Current Portfolio between the Manager and QMA, and certain changes to the Current Portfolio's non-fundamental investment policies and blended performance benchmark as outlined above. At such meeting, the Board received oral presentations from representatives of the Manager and QMA and had the opportunity to ask questions and obtain additional information about the Portfolio Repositioning.

The material factors and conclusions that formed the basis for the Trustees’ determination to approve the proposed subadvisory arrangement with QMA are discussed separately below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Current Portfolio by the Manager and the Current Subadviser under the current Management Agreement and the current subadvisory agreement, and the nature and extent of services to be provided to the Repositioned Portfolio by the Manager and QMA under the new subadvisory agreement. The Board concluded that it was satisfied with the nature, extent, and quality of the investment advisory services expected to be provided to the Current Portfolio by the Manager and QMA under the new subadvisory agreement.

Investment Performance

The Board noted that the current Management Agreement had been considered and renewed by the Board in June 2012 as part of its annual consideration of the renewal of the Current Portfolio’s investment management agreement, and that it had considered the Current Portfolio’s historical investment performance at that time.

The Board also considered that it was approving QMA as one of two new subadvisers for the Repositioned Portfolio and that QMA would be implementing a new investment strategy for the Current Portfolio. The investment strategies to be used by QMA in connection with the Repositioned Portfolio are used by QMA in connection with its management of portions of other registered investment companies and/or pooled investment vehicles and the Board concluded that its performance record was satisfactory.

Profitability

Because the engagement of QMA with respect to the Current Portfolio is new, there is no historical profitability with regard to the proposed subadvisory arrangements with the Current Portfolio. As a result, the Board did not consider this factor. The Board noted that profitability would be reviewed in connection with future annual reviews of advisory agreements.

Economies of Scale

In connection with their annual review of advisory agreements, the Board considered the potential for QMA to experience economies of scale as the amount of assets of the Prudential funds managed by QMA increased in size. The Board further considered that the proposed subadvisory fee rate for QMA for the Current Portfolio would include breakpoints in the fee rate paid by the Manager to QMA, and that the subadvisory breakpoints would reduce that fee if the amount of assets of the Current Portfolio managed by QMA increased in size. The Board noted that there was no proposed change in the management agreement’s fee rates and breakpoints and that it would again review economies of scale at the next annual review of advisory agreements.

Other Benefits to the Manager or their affiliates from serving as co-investment managers

The Board did not consider ancillary or potential “fall out” benefits accruing to the Manager as a result of their service as co-investment managers for the Current Portfolio. The Board noted that it had previously considered the ancillary or fall-out benefits accruing to the Manager as part of its annual consideration of the renewal of the current management agreement for the Current Portfolio in June 2012, and that it had determined any such benefits to be reasonable at that time. The Board also noted that it will consider ancillary benefits as part of any future annual review of the management agreement.

Conclusion

Based on the materials provided to the Trustees and the presentations made by the Manager and QMA at the Board Meeting on January 28, 2013, the Board concluded that approving QMA as a New Subadviser was in the best interests of the Current Portfolio and its shareholders.

Implementation

As explained in more detail above, the Manager and the Board are proposing that the Trust enter into a new subadvisory agreement with QMA in order to enable the Manager to:

•	terminate the Current Subadviser for the Current Portfolio,

•	retain QMA as subadviser for the Current Portfolio to perform asset allocation for the Current Portfolio and manage the Current Portfolio’s equity segment;

•	retain PIM as subadviser for the Current Portfolio to manage the fixed-income segment (see Proposal No. 2);

•	proceed with the implementation by QMA and PIM of a new investment strategy for the Current Portfolio; and

•	change the name for the Current Portfolio from the AST First Trust Capital Appreciation Target Portfolio to the AST Prudential Growth Allocation Portfolio.

The Board has approved the new subadvisory agreements, the hiring of QMA and PIM as the New Subadvisers, the termination of the Current Subadviser, the Portfolio Repositioning, the calling of the Meeting, and the submission of the Proposals to hire QMA and PIM as the New Subadvisers to shareholders. Proposal No. 1 involves the hiring of QMA as a New Subadviser, and Proposal No. 2 involves the hiring of PIM as a new Subadviser. If shareholders approve Proposal No. 1 and Proposal No. 2, the Manager will retain the New Subadvisers, the Current Subadviser will be terminated, the Current Portfolio’s investment objective and investment strategy will change on or about April 29, 2013, and the name change for the Current Portfolio will be implemented.

In the event the Current Portfolio shareholders do not approve Proposal No. 1 and Proposal No. 2, the proposed termination of the Current Subadviser as subadviser for the Current Portfolio, the retention of QMA and PIM as subadvisers for the Current Portfolio, the investment objective and strategy change, and the name change for the Current Portfolio would not go into effect. Instead, the Current Portfolio would continue to operate in accordance with its current investment objective and investment strategy and the Board will consider other alternatives.

THE BOARD OF TRUSTEES OF ADVANCED SERIES TRUST, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL NO. 1.

PROPOSAL NO. 2

TO APPROVE A NEW SUBADVISORY AGREEMENT BETWEEN

PRUDENTIAL INVESTMENTS LLC AND AST INVESTMENT SERVICES, INC. (THE “MANAGER”)

AND PRUDENTIAL INVESTMENT MANAGEMENT, INC.

WITH RESPECT TO

AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO

The Board, including all of the Independent Trustees, has approved, and recommends that the shareholders of the Current Portfolio approve, the appointment of PIM as subadviser to the Current Portfolio. A copy of the proposed subadvisory agreement between the Manager and PIM is included as Exhibit B to this proxy statement. The Manager may terminate the Current Subadviser without shareholder vote. The Manager and the mutual funds advised by the Manager operate under an exemptive order from the Securities and Exchange Commission that generally permits the Manager to enter into or amend agreements with unaffiliated investment subadvisers with Board approval and without shareholder vote. The Manager and PIM are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. and therefore shareholder approval is required for the agreement with PIM.

Comparative Fee and Expense Information

Subadvisory Fees. The subadvisory fees payable to PIM as a New Subadviser will be paid by the Manager and not by the Repositioned Portfolio. The proposed contractual subadvisory fee rate between the Manager and PIM, and the current contractual subadvisory fee rates between the Manager and the Current Portfolio’s current sub-advisers, are shown below.

Name of Relevant Portfolio	Sub-adviser	Annualized Contractual Subadvisory Fee Rate as a Percentage of Average Daily Net Assets
AST Prudential Growth Allocation Portfolio (new name for the Portfolio if Proposal No. 1 and Proposal No. 2 are approved)	PIM [1]	0.15% of average daily net assets to $500 million; 0.14% of the next $500 million; and 0.12% of average daily net assets over $1 billion.

AST First Trust Capital Appreciation Target Portfolio (current name of the Current Portfolio)	First Trust Advisors L.P.

0.35% of average daily net assets to $250 million;

0.30% of average daily net assets over $250 million to $500 million;

0.25% of average daily net assets over $500 million to $1 billion; and

0.20% of average daily net assets over $1 billion

1 For purposes of calculating the subadvisory fee payable to PIM, the average daily net assets in AST Prudential Growth Allocation Portfolio and AST Prudential Core Bond Portfolio will be combined.

PIM, through its Prudential Fixed Income unit, will manage the fixed income segment for the Repositioned Portfolio. The Manager notes that the proposed subadvisory fee rate with respect to the Repositioned Portfolio was separately negotiated between the Manager and PIM. The Manager recognizes that the net management fee to be retained by the Manager (i.e., investment management fees received by the Manager minus the subadvisory fees to be paid to PIM as a New Subadviser by the Manager) with respect to the Repositioned Portfolio would be different than that retained by the Manager in connection with the current subadvisory arrangements. The investment management and subadvisory fee arrangements for the Current Portfolio reflect the negotiated business arrangements between the Manager and the relevant subadviser. The size of the Manager’s net investment management fee rate for a given portfolio (i.e., investment management fee rate minus subadvisory fee rate) will depend upon the fee arrangements that the Manager was able to negotiate with the relevant subadviser. Other than the different subadvisory fee rates, the proposed subadvisory agreement with PIM is substantially similar to the current subadvisory agreement for the Current Portfolio.

If approved, the Proposal will not increase any fees or expenses paid by the Current Portfolio or its shareholders.

Considerations and Recommendation

The following are factors to consider regarding PIM and its extensive experience and capabilities:

•	PIM is a leading fixed income investment manager with more than $670 billion in assets under management as of September 30, 2012.

•

Prudential Fixed Income is the primary public fixed income asset management unit of PIM, with $356 billion in assets under management as of September 30, 2012. Prudential Fixed Income offers a disciplined investment and risk management process, in-depth sector expertise, and one of the most sophisticated research organizations in the industry.

The Board recommends Proposal No. 2 as being in the best interests of the Current Portfolio’s shareholders for the above reasons, in connection with the transition to the Repositioned Portfolio.

The Board considered the following factors, provided by the Manager, regarding the benefits of a transition to the Repositioned Portfolio:

•

The Repositioned Portfolio will generally have a lower exposure to equity securities than the Current Portfolio. The Repositioned Portfolio is expected to have lower volatility and returns more comparable to the broader global equity and fixed income markets.

•

The Current Portfolio is currently rebalanced approximately once a year. The Repositioned Portfolio will be re-allocated and rebalanced more frequently, resulting in a more active management process and offering QMA, at its discretion, greater flexibility to respond to changes in the global equity and fixed income markets.

•	The underlying equity and fixed income sleeves in the repositioned Current Portfolio are expected to be more highly diversified than in the Current Portfolio.

•

The Repositioned Portfolio is expected to benefit from QMA’s extensive investment expertise in asset allocation and managing equity strategies and Prudential Fixed Income’s extensive experience in managing fixed-income strategies.

•

The Manager will waive 0.02% of the management fee paid by the Repositioned Portfolio through at least June 30, 2014. This will reduce expenses paid by the Repositioned Portfolio and its shareholders through at least June 30, 2014.

Description of Portfolio Repositioning

A description of the contemplated changes to the Current Portfolio’s investment strategy is set forth below. The Board approved these changes at the Board Meeting on January 28, 2013. Implementation of these changes, however, is subject to receipt of the required shareholder approval with respect to Proposal No. 1 and Proposal No. 2.

Current and Proposed Investment Objective. The investment objective of the Current Portfolio is to seek long-term capital growth. The investment objective of the proposed Repositioned Portfolio is to seek total return. The current and proposed investment objectives are non-fundamental investment policies of the Current Portfolio and may be changed by the Board without shareholder approval. No assurance can be given that the Current Portfolio or the Repositioned Portfolio will achieve its investment objective.

Highlights of Proposed Changes in Investment Policies and Strategy. A comparison of the investment objective, investment strategies and benchmark indices of the Current Portfolio and the Repositioned Portfolio is set forth in the table below.

Portfolio Name	AST First Trust Capital Appreciation Target Portfolio	AST Prudential Growth Allocation Portfolio
Objective:	Long–term capital growth	Total return
Investment Strategy:

•      The Current Portfolio normally invests approximately 80% of its net assets in equity securities and approximately 20% of its net assets in fixed-income securities as of the annual security selection date.

•      Depending on market conditions, the equity portion may range between 75-85% of the Current Portfolio’s net assets and the fixed-income portion may range between 15-25% of the Current Portfolio’s net assets. The allocations do not take into account the potential investment of up to 5% of the Current Portfolio’s assets in the “liquidity” investment sleeve.

•      The Current Portfolio allocates its assets across multiple uniquely specialized investment strategies. On or about the annual selection date (currently March 1 under normal circumstances), the Current Portfolio establishes both the percentage allocations among the various investment strategies under normal circumstances and the percentage allocation of each security’s position within each of the investment strategies that invest primarily in equity securities.

•      The Repositioned Portfolio will normally invest approximately 70% of its net assets in a combination of global equity and equity-related securities and approximately 30% of its net assets in debt obligations and money market instruments in order to achieve diversification in a single portfolio.

•      Generally, the Repositioned Portfolio is expected to be invested within following ranges: (i) equity and equity-related securities, 60%-80% and (ii) debt obligations and money market instruments,
20%-40%.

•      QMA will perform asset allocation of the overall portfolio and will also manage the equity segment, while PIM will manage the fixed income segment

•      QMA will adjust the percentage of Repositioned Portfolio assets in each category in accordance with its expectations regarding the different markets, as those expectations may change from time to time.

•      QMA may also utilize an overlay sleeve for liquidity and allocation changes which will generally reflect the allocation of the Repositioned Portfolio. The allocation ranges above include allocations within the overlay sleeve.

Benchmark:	Customized Blend* (55% Russell 3000, 25% MSCI EAFE, 20% Barclays US Corporate Bond)	Customized Blend* (55% Russell 3000, 15% MSCI EAFE, 30% Barclays US Aggregate Bond)

*	The Customized Blend Index is intended to provide a theoretical comparison to the Current Portfolio’s performance based on the amounts allocated to each asset class. Barclays US Aggregate Bond includes investment grade securities issued by the US government, its agencies, and by corporations with between 1 and 10 years remaining to maturity; MSCI EAFE reflects stock price movements in Europe, Australia, and the Far East; Russell 3000 ® measures the performance of the largest 3,000 US companies. All indexes are unmanaged and do not reflect deductions for any sales charges or operating expenses of a mutual fund. The Russell Index and Russell are trademarks of the Frank Russell Company. An investment cannot be made directly in an index.

Principal Risks of Investing in the Repositioned Portfolio. The principal risks of investing in the Current Portfolio and the Repositioned Portfolio are substantially similar, with the exception of the following are additional risks of investing in the Repositioned Portfolio:

Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of U.S. issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Current Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, U.S. markets; foreign financial reporting standards usually differ from those in the U.S.; foreign exchanges are often less liquid than U.S. markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.

High-Yield Risk. Investments in fixed-income securities rated below investment grade and unrated securities of similar credit quality (i.e., “high yield securities” or “junk bonds”) may be more sensitive to interest rate, credit and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.

Quantitative Model Risk. The equity segment of the Repositioned Portfolio will use quantitative models as part of its investment process.

•

Model Design Risk. The design of the underlying models may be flawed or incomplete. For example, QMA’s quantitative strategies do not utilize detailed fundamental analyses of the securities considered for purchase. The investment models used by QMA are based on historical and theoretical underpinnings that QMA believes are sound. There can be no guarantee, however, that these underpinnings will correlate with security price behavior in the manner assumed by the models. Additionally, the quantitative techniques that underlie QMA’s portfolio construction processes may fail to fully anticipate important risks.

•

Model Implementation Risk. While QMA strives to mitigate the likelihood of material implementation errors, it is impossible to completely eliminate the risk of error in the implementation of the computer models that guide QMA’s quantitative investment processes. Additionally, it may be difficult to implement model recommendations in volatile and rapidly changing market conditions.

New Subadviser

PIM, a registered investment adviser, is an indirect, a wholly-owned subsidiary of Prudential Financial, Inc., 751 Broad Street, Newark, New Jersey, 07102. As of September 30, 2012, PIM had approximately $670 billion in assets under management worldwide. Prudential Fixed Income is the primary public fixed income asset management unit of PIM, with $356 billion in assets under management as of September 30, 2012. PIM’s address is Two Gateway Center, 100 Mulberry Street, Newark, New Jersey 07102-5096.

Set forth below are the names, titles and principal occupations of the principal executive officers and directors of PIM and Prudential Fixed Income. Unless otherwise indicated, the address of each individual is Two Gateway Center, 100 Mulberry Street, Newark, New Jersey 07102-5096. Some of the officers of PIM are also officers of PI.

Name	Position with PIM	Principal Occupations
David A. Hunt	President, Chief Executive Officer & Director	President and Chief Executive Officer of PIM (since November, 2011); Senior Partner at McKinsey & Company and co-leader of its North American Asset Management practice (1998 to November, 2011).
James J. Sullivan	Senior Managing Director, Senior Vice President & Director	Senior Managing Director, Senior Vice President & Director, and Head of Fixed Income at PIM (since November, 1999).
James W. McCarthy	Controller	Director, Vice President and Controller of PIM (since July, 2006).
Timothy J. Knierim	Chief Compliance Officer	Vice President and Chief Compliance Officer of PIM (since July, 2007)

Portfolio Managers for Repositioned Portfolio

Information about the PIM portfolio managers to be responsible for the day-to-day management of the Repositioned Portfolio is set forth below.

Michael J. Collins, CFA, is Managing Director and Senior Investment Officer for Prudential Fixed Income. He is also senior portfolio manager for Core Plus, Absolute Return, and other multi-sector Fixed Income strategies. Previously, Mr. Collins was a High Yield Portfolio Manager and Fixed Income Investment Strategist. He continues to work closely with the high yield team and other credit teams on portfolio strategy and construction. Earlier he was a credit research analyst, covering investment grade and high yield corporate credits. Additionally, he developed proprietary quantitative international interest rate and currency valuation models for our global bond unit. Mr. Collins began his career at Prudential Financial in 1986 as a software applications designer. He received a BS in Mathematics and Computer Science from the State University of New York at Binghamton and an MBA in Finance from New York University. Mr. Collins holds the Chartered Financial Analyst (CFA) designation and is a Fellow of the Life Management Institute (FLMI).

Kay T. Willcox is Managing Director and senior portfolio manager for Prudential Fixed Income's Core Fixed Income Strategy and other multi-sector fixed income strategies, including both intermediate and long duration portfolios. She is also Senior Investment Officer for Prudential Fixed Income and back-up portfolio manager on the Core Plus Fixed Income Strategy. Previously, Ms. Willcox was a mortgage-backed securities portfolio manager for the US Liquidity Team. She has specialized in mortgage-backed securities since joining Prudential Financial in 1987. Earlier, Ms. Willcox managed a segment of The Prudential Insurance Company of America's proprietary portfolio. She also managed mutual fund fixed income portfolios and handled mortgage-backed security analysis and trading. She began her investment career in 1982 in the futures division of Shearson Lehman Brothers. Ms. Willcox received a BA in Mathematics from the University of Texas and an MBA in Finance from Columbia University.

Richard Piccirillo is Principal and portfolio manager for Prudential Fixed Income's Global Rates and Securitized Products Team. He is also senior portfolio manager for Short/Intermediate Core and Core Plus Fixed Income strategies. Mr. Piccirillo has specialized in mortgage-backed securities since joining Prudential Financial in 1993. He also specializes in structured products and is a portfolio manager for multi-sector fixed income accounts. Before joining Prudential Financial, Mr. Piccirillo was a fixed income analyst with Fischer Francis Trees & Watts. Mr. Piccirillo started his career as an analyst at Smith Barney, assisting in overseeing the fixed income trading desks for the planning and analysis department. He received a BBA in Finance from George Washington University and an MBA in Finance and International Business from New York University.

Information About PI and ASTIS

PI and ASTIS are both wholly-owned subsidiaries of PIFM Holdco, Inc., 100 Mulberry Street, Newark, New Jersey 07102, which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, 751 Broad Street Newark, New Jersey 07102, which is a wholly-owned subsidiary of Prudential Financial, Inc., 751 Broad Street, Newark, New Jersey, 07102.

Set forth below is the name, title and principal occupation of the principal executive officer of PI. There are no directors of PI. The address of the principal executive office of PI is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

Name	Position with PI	Principal Occupations
Stuart S. Parker	Chief Executive Officer, Officer-In-Charge, President, Senior Vice President and Chief Operating Officer	President of Prudential Investments LLC (since January 2012); Senior Vice President (since October 2007); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).

Set forth below are the names, titles and principal occupations of the principal executive officer and the directors of ASTIS. Unless otherwise indicated, the address of each individual is One Corporate Drive, Shelton, Connecticut 06484-0883.

Name	Position with PI	Principal Occupations
Scott E. Benjamin	Executive Vice President and Director	Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).
Timothy S. Cronin	Officer-in-Charge, President, Chief Executive Officer, Chief Operating Officer and Director	President, Chief Executive Officer, Chief Operating Officer, Officer-In-Charge (since March 2006), Director (since June 2005) of AST Investment Services, Inc.; Senior Vice President of Prudential Investments LLC (since May 2009); Vice President (since July 2006) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Senior Vice president (since May 2006) of Prudential Annuities Life Assurance Corporation; Senior Vice President of Prudential Annuities Life Assurance Corporation (since March 2006).
Robert O’Donnell	Executive Vice President and Director	Executive Vice President and Director (since April 2012 of AST Investment Services, Inc.; President (since April 2012) of Prudential Annuities; Senior Vice President, Head of Product, Investment Management & Marketing (October 2008-April 2012) for Prudential Annuities; Senior Vice President, Head of Product (July 2004-October 2008) for Prudential Annuities.

Set forth below is a list of the officers of the Trust who are also officers or directors of PI and/or ASTIS.

Name [1]	Position with the Trust	Position with PI	Position with ASTIS
Deborah A. Docs	Secretary	Assistant Secretary and Vice President	N/A
Jonathan D. Shain	Assistant Secretary	Assistant Secretary and Vice President	N/A
Claudia DiGiacomo	Assistant Secretary	Assistant Secretary and Vice President	N/A
Andrew R. French	Assistant Secretary	Assistant Secretary and Vice President	N/A
Raymond A. O’Hara	Chief Legal Officer	Chief Legal Officer, Executive Vice President and Secretary	Corporate Counsel, Vice President and Secretary
Amanda S. Ryan	Assistant Secretary	Assistant Secretary and Director	N/A
Valerie Simpson	Chief Compliance Officer	Chief Compliance Officer and Vice President	Chief Compliance Officer
Grace C. Torres	Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer and Senior Vice President	Assistant Treasurer and Vice President

1 Excludes Messr. O’Donnell and Cronin, who are directors of ASTIS and serve as interested trustees of the Trust. Information with respect to Messrs. O’Donnell and Cronin appears in the table of ASTIS principal executive officer and directors, above.

Substantially Similar Funds or Portfolios Managed by PI or ASTIS

Information on funds or portfolios managed by PI and/or ASTIS that have investment objectives, policies, and strategies that are substantially similar to the proposed investment objective, policies, and strategies for the Repositioned Portfolio is set forth in

Exhibit C.

Substantially Similar Funds or Portfolios Advised by the New Subadvisers

Information on funds or portfolios managed by QMA and PIM that have investment objectives, policies, and strategies that are substantially similar to the proposed investment objective, policies, and strategies for the Repositioned Portfolio is set forth in Exhibit C.

Matters Considered by the Board

The Board, including a majority of the Independent Trustees, met during the Board Meeting that took place on January 28, 2013, to consider the Manager’s proposal to change the Current Portfolio’s subadvisory arrangements, investment objective, investment strategies, and name (such changes are collectively referred to herein from time to time as the Portfolio Repositioning). All of the Independent Trustees attended the Board Meeting. In advance of the Board Meeting, the Trustees received materials relating to all aspects of the Portfolio Repositioning and had the opportunity to ask questions and request additional information in connection with their consideration of the Portfolio Repositioning.

At such meeting, the Board, including a majority of the Independent Trustees, approved the termination of the existing subadvisory agreement relating to the Current Portfolio between the Manager and the Current Subadviser, the execution of a subadvisory agreement relating to the Current Portfolio between the Manager and PIM, and certain changes to the Current Portfolio's non-fundamental investment policies and blended performance benchmark as outlined above. At such meeting, the Board received oral presentations from representatives of the Manager and PIM and had the opportunity to ask questions and obtain additional information about the Portfolio Repositioning.

The material factors and conclusions that formed the basis for the Trustees’ determination to approve the proposed subadvisory arrangement with PIM are discussed separately below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Current Portfolio by the Manager and the Current Subadviser under the current Management Agreement and the current subadvisory agreement, and the nature and extent of services to be provided to the Repositioned Portfolio by the Manager and PIM under the new subadvisory agreement. The Board concluded that it was satisfied with the nature, extent, and quality of the investment advisory services expected to be provided to the Current Portfolio by the Manager and PIM under the new subadvisory agreement.

Investment Performance

The Board noted that the current Management Agreement had been considered and renewed by the Board in June 2012 as part of its annual consideration of the renewal of the Current Portfolio’s investment management agreement, and that it had considered the Current Portfolio’s historical investment performance at that time.

The Board also considered that it was approving PIM as one of two new subadvisers for the Repositioned Portfolio and that PIM would be implementing a new investment strategy for the Current Portfolio. The investment strategies to be used by PIM in connection with the Repositioned Portfolio are used by PIM in connection with its management of portions of other registered investment companies and/or pooled investment vehicles and the Board concluded that its performance record was satisfactory.

Profitability

Because the engagement of PIM with respect to the Current Portfolio is new, there is no historical profitability with regard to the proposed subadvisory arrangements with the Current Portfolio. As a result, the Board did not consider this factor. The Board noted that profitability would be reviewed in connection with future annual reviews of advisory agreements.

Economies of Scale

In connection with their annual review of advisory agreements, the Board considered the potential for PIM to experience economies of scale as the amount of assets of the Prudential funds managed by PIM increased in size. The Board further considered that the proposed subadvisory fee rate for PIM for the Current Portfolio would include breakpoints in the fee rate paid by the Manager to PIM, and that the subadvisory breakpoints would reduce that fee if the amount of assets of the Current Portfolio managed by PIM increased in size. The Board noted that there was no proposed change in the management agreement’s fee rates and breakpoints and that it would again review economies of scale at the next annual review of advisory agreements.

Other Benefits to the Manager or their affiliates from serving as co-investment managers

The Board did not consider ancillary or potential "fall out" benefits accruing to the Manager as a result of their service as co-investment managers for the Current Portfolio. The Board noted that it had previously considered the ancillary or fall-out benefits accruing to the Manager as part of its annual consideration of the renewal of the current management agreement for the Current Portfolio in June 2012, and that it had determined any such benefits to be reasonable at that time. The Board also noted that it will consider ancillary benefits as part of any future annual review of the management agreement.

Conclusion

Based on the materials provided to the Trustees and the presentations made by the Manager and PIM at the Board Meeting on January 28, 2013, the Board concluded that approving PIM as a New Subadviser was in the best interests of the Current Portfolio and its shareholders.

Implementation

As explained in more detail above, the Manager and the Board are proposing that the Trust enter into a new subadvisory agreement with PIM in order to enable the Manager to:

•	terminate the Current Subadviser for the Current Portfolio,

•	retain PIM as subadviser for the Current Portfolio to manage the fixed-income segment;

•	retain QMA as subadviser for the Current Portfolio to perform asset allocation for the Current Portfolio and manage the Current Portfolio’s equity segment (see Proposal No.1);

•	proceed with implementation by QMA and PIM of a new investment strategy for the Current Portfolio; and

•	change the name for the Current Portfolio from the AST First Trust Capital Appreciation Target Portfolio to the AST Prudential Growth Allocation Portfolio.

The Board has approved the new subadvisory agreements, the hiring of QMA and PIM as the New Subadvisers, the termination of the Current Subadviser, the Portfolio Repositioning, the calling of the Meeting, and the submission of the Proposals to hire QMA and PIM as the New Subadvisers to shareholders. Proposal No. 1 involves the hiring of QMA as a New Subadviser, and Proposal No. 2 involves the hiring of PIM as a new Subadviser. If shareholders approve Proposal No. 1 and Proposal No. 2, the Manager will retain the New Subadvisers, the Current Subadviser will be terminated, the Current Portfolio’s investment objective and investment strategy will change on or about April 29, 2013, and the name change for the Current Portfolio will be implemented.

In the event the Current Portfolio shareholders do not approve Proposal No. 1 and Proposal No. 2, the proposed termination of the Current Subadviser as subadviser for the Current Portfolio, the retention of QMA and PIM as subadvisers for the Current Portfolio, the investment objective and strategy change, and the name change for the Current Portfolio would not go into effect. Instead, the Current Portfolio would continue to operate in accordance with its current investment objective and investment strategy and the Board will consider other alternatives.

THE BOARD OF TRUSTEES OF ADVANCED SERIES TRUST, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL NO. 2.

VOTING INFORMATION

Voting Rights

Shareholders as of the record date are entitled to vote. Contract owners who have allocated account values to Separate Accounts investing in the Current Portfolio as of the Record Date may instruct their Insurance Company how to vote the shares related to their investment. Contract owners should consider themselves shareholders for purposes of these proxy materials. The Record Date is January 29, 2013.

Each whole Share of the Current Portfolio is entitled to one vote as to each Proposal with respect to which it is entitled to vote, and each fractional share is entitled to a proportionate fractional vote.

Required Shareholder Vote

If an Insurance Company receives a voting instruction card that is signed, dated and timely returned but is not marked to indicate voting instructions will be treated as an instruction to vote the Shares in favor of each Proposal. Shares in each sub-account of a Separate Account that is invested in the Current Portfolio for which an Insurance Company receives no timely voting instructions from Contract owners, or that are attributable to amounts retained by an Insurance Company as surplus or seed money, will be voted by the Insurance Company either “FOR” or “AGAINST” approval of the Proposals, or as an abstention, in the same proportion as the Shares for which Contract owners have provided voting instructions to the Insurance Company. As a result of such proportional voting by the Insurance Companies, it is possible that a small number of Contract owners could determine whether a Proposal is approved.

With respect to both Proposal No. 1 and Proposal No. 2, “voting securities” refers to the Shares of the Current Portfolio.

With respect to each of Proposal No. 1 and Proposal No. 2, the presence, in person or by proxy, of at least one-third of the shares of the Current Portfolio entitled to vote at the Meeting will constitute a quorum for the transaction of business at the Meeting with respect to the Current Portfolio. It is expected that the presence at the Meeting of the Insurance Companies will be sufficient to constitute a quorum. If a voting instruction card is not marked to indicate voting instructions but is signed, dated and returned, it will be treated as an instruction to vote the shares in favor of each Proposal. If a Contract owner abstains from voting as to any matter, the shares represented by the abstention will be deemed present at the Meeting for purposes of determining a quorum but will not be voted and, therefore, will have the effect of a vote against each Proposal.

To the knowledge of the Trust, as of the Record Date, the current Trustees, the Nominees and officers owned, individually and as a group, less than 1% of the shares of the Trust and the Current Portfolio. Broker-dealers affiliated with the Manager received no commissions from the Trust with respect to the Current Portfolio during the twelve-month period ended December 31, 2012.

Solicitation of Proxies and Voting Instructions

Solicitation of voting instructions is being made by the Trust primarily by distribution of this Notice and Proxy Statement by mail. In addition to the solicitation of proxies and voting instructions by mail, officers and agents of the Trust and employees of the Manager, and its affiliates, without additional compensation, may solicit proxies and voting instructions in person or by telephone, fax, the internet, personal interview or other permissible means. In lieu of executing a proxy or voting instruction card, you may attend the Meeting in person.

The Trust has retained Broadridge for the purpose of responding to questions and requests for assistance from Contract owners. Broadridge will also provide services for the solicitation of voting instructions from Contract owners through any of the means described above.

To instruct an Insurance Company as to how to vote the Shares held in its Separate Accounts, Contract owners are asked to promptly complete their voting instructions on the enclosed voting instruction card(s); and sign, date and mail the voting instruction card(s) in the accompanying postage-paid envelope. Contract owners may also provide voting instructions by phone at 1-800-690-6903, or via the internet at www.proxyvote.com

The number of Shares held in the sub-account of a Separate Account corresponding to the Current Portfolio for which a Contract owner may provide voting instructions was determined as of the Record Date by dividing (i) the Contract’s account value allocable to that sub-account by (ii) the net asset value of one Share of the Current Portfolio. Each whole share is entitled to one vote as to each matter with respect to which it is entitled to vote and each fractional share is entitled to a proportionate fractional vote. At any time prior to an Insurance Company’s voting at the Meeting, a Contract owner may revoke his or her voting instructions with respect to a Proposal by providing the Insurance Company with a properly executed written revocation of such voting instructions, properly executing later-dated voting instructions by a voting instruction card, telephone or the internet, or appearing and voting in person at the Meeting.

Proxy Solicitation Costs

Contract owners will not bear any of the costs or expenses associated with this Proxy Statement. The cost of the Proxy Statement and the Meeting, including the cost of solicitation of voting instructions with respect to Proposal No.1 and Proposal No. 2 will be borne by the Manager and/or their affiliates. The principal solicitation will be by mail, but voting instructions also may be solicited by telephone, fax, personal interview by officers or agents of the Manager, the Trust or its affiliates, through the internet, or other permissible means. Contract owners can provide voting instructions: (1) by mail, with the enclosed voting instruction card; or (2) by telephone at 1-800-690-6903; or (3) via the internet by logging onto www.proxyvote.com. Voting instruction cards must be received by the day before the Meeting. Voting instructions submitted by telephone or the internet must be submitted by 11:59 p.m. Eastern Standard Time on the day before the Meeting.

Adjournment

If sufficient votes in favor of a proposal are not received by the time scheduled for the Meeting, the officers of the Trust may propose one or more adjournments or postponements of the Meeting to permit further solicitation of voting instructions. The costs of any additional solicitation and any adjourned session will be paid by the Manager and/or its affiliates.

Other Matters

The Trust is not aware of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business properly comes before the Meeting, the Insurance Companies will vote thereon in their discretion and in accordance with their best judgment.

The Trust is not required to hold regular shareholder meetings and, in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation or regulatory policy or if otherwise deemed advisable by the Trust’s management. Shareholders will be given notice of any meeting of shareholders not less than ten days, and not more than ninety days, before the date of the meeting. In order for a shareholder proposal to be incorporated in the Trust’s proxy statement for a meeting of shareholders, the proposal must be received a reasonable time (generally at least 150 days) before the Trust begins to print and send its proxy materials to shareholders. Any notice of a shareholder proposal that is not received by the Trust within a reasonable time before the Trust sends its proxy materials relating to a particular meeting will be considered untimely.

Prompt execution and return of the enclosed voting instruction card is requested. A self-addressed, postage-paid envelope is enclosed for your convenience. If executed but unmarked voting instructions are received, an Insurance Company will vote those unmarked voting instructions in favor of a Proposal.

* * * * *

Copies of the Trust’s most recent annual and semi-annual reports, including financial statements, previously have been delivered to shareholders. Shareholders may request additional copies of the Trust’s annual or semi-annual reports, free of charge, by writing to the Trust at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102 or by calling 877-522-5035.

WE NEED YOUR VOTE. IT IS IMPORTANT THAT YOU EXECUTE AND RETURN ALL OF YOUR VOTING INSTRUCTION CARDS PROMPTLY.

Exhibit A

ADVANCED SERIES TRUST

AST Prudential Growth Allocation Portfolio

SUBADVISORY AGREEMENT

Agreement made as of this      day of         , 2013 between Prudential Investments LLC (PI), a New York limited liability company and AST Investment Services, Inc. (formerly American Skandia Investment Services, Inc.) (AST), a Maryland corporation (together, the Co-Managers), and Quantitative Management Associates LLC (QMA or the Subadviser),

WHEREAS, the Co-Managers have entered into a Management Agreement (the Management Agreement) dated May 1, 2003, with Advanced Series Trust (formerly American Skandia Trust), a Massachusetts business trust (the Trust) and a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), pursuant to which PI and AST act as Co-Managers of the Trust; and

WHEREAS, the Co-Managers, acting pursuant to the Management Agreement, desire to retain the Subadviser to provide investment advisory services to the Trust and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Trust, referred to herein as the Trust) and to manage such portion of the Trust as the Co-Managers shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree as follows:

1. (a) Subject to the supervision of the Co-Managers and the Board of Trustees of the Trust, the Subadviser shall manage such portion of the Trust’s portfolio as delegated to the Subadviser by the Co-Managers, including the purchase, retention and disposition thereof, in accordance with the Trust’s investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time, being herein called the Prospectus), and subject to the following understandings:

(i) The Subadviser shall provide supervision of such portion of the Trust’s investments as the Co-Managers shall direct, and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Trust, and what portion of the assets will be invested or held uninvested as cash.

(ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the copies of the Amended and Restated Declaration of Trust of the Trust, the By-laws of the Trust, the Prospectus of the Trust, and the Trust’s valuation procedures as provided to it by the Co-Managers (the Trust Documents) and with the instructions and directions of the Co-Managers and of the Board of Trustees of the Trust, co-operate with the Co-Managers’ (or their designees’) personnel responsible for monitoring the Trust’s compliance and will conform to, and comply with, the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations. In connection therewith, the Subadviser shall, among other things, prepare and file such reports as are, or may in the future be, required by the Securities and Exchange Commission (the Commission). The Co-Managers shall provide Subadviser timely with copies of any updated Trust Documents.

(iii) The Subadviser shall determine the securities and futures contracts to be purchased or sold by such portion of the Trust’s portfolio, as applicable, and may place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to any broker or dealer affiliated with the Subadviser) to carry out the policy with respect to brokerage as set forth in the Trust’s Prospectus or as the Board of Trustees may direct in writing from time to time. In providing the Trust with investment supervision, it is recognized that the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser’s other clients may be a party. The Co-Managers (or Subadviser) to the Trust each shall have discretion to effect investment transactions for the Trust through broker-dealers (including, to the extent legally permissible, broker-dealers affiliated with the Subadviser(s)) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Trust to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the brokerage or research services provided by such broker-dealer, viewed in light of either that particular investment transaction or the overall responsibilities of the Co-Managers (or the Subadviser) with respect to the Trust and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission.

On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Trust as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients.

(iv) The Subadviser shall maintain all books and records with respect to the Trust’s portfolio transactions effected by it as required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act, and shall render to the Trust’s Board of Trustees such periodic and special reports as the Trustees may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Trustees or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, the valuation of the Trust’s securities.

(v) The Subadviser or an affiliate shall provide the Trust's custodian (the Custodian) on each business day with information relating to all transactions concerning the portion of the Trust’s assets it manages, and shall provide the Co-Managers with such information upon request of the Co-Managers.

(vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, the Subadviser and Co-Managers understand and agree that if the Co-Managers manage the Trust in a “manager-of-managers” style, the Co-Managers will, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii) periodically make recommendations to the Trust’s Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(vii) The Subadviser acknowledges that the Co-Managers and the Trust intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Trust with respect to transactions in securities for the Trust’s portfolio or any other transactions of Trust assets.

(b) The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.

(c) The Subadviser shall keep the Trust’s books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Co-Managers all information relating to the Subadviser’s services hereunder needed by the Co-Managers to keep the other books and records of the Trust required by Rule 31a-1 under the 1940 Act or any successor regulation. The Subadviser agrees that all records which it maintains for the Trust are the property of the Trust, and the Subadviser will surrender promptly to the Trust any of such records upon the Trust’s request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

(d) In connection with its duties under this Agreement, the Subadviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Investment Advisers Act of 1940, as amended, and other applicable state and federal regulations.

(e) The Subadviser shall furnish to the Co-Managers copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof as the Manager may reasonably request.

(f) The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Trust’s portfolio, subject to such reasonable reporting and other requirements as shall be established by the Co-Managers.

(g) The Subadviser acknowledges that it is responsible for evaluating whether market quotations are readily available for the Trust’s portfolio securities, evaluating whether those market quotations are reliable for purposes of valuing the Trust’s portfolio securities, evaluating whether those market quotations are reliable for determining the Trust’s net asset value per share and promptly notifying the Co-Managers upon the occurrence of any significant event with respect to any of the Trust’s portfolio securities in accordance with the requirements of the 1940 Act and any related written guidance from the Commission and the Commission staff. Upon reasonable request from the Co-Managers, the Subadviser (through a qualified person) will assist the valuation committee of the Trust or the Co-Managers in valuing securities of the Trust as may be required from time to time, including making available information of which the Subadviser has knowledge related to the securities being valued.

2. The Co-Managers shall continue to have responsibility for all services to be provided to the Trust pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser’s performance of its duties under this Agreement. The Co-Managers shall provide (or cause the Custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Trust managed by the Subadviser, cash requirements and cash available for investment in such portion of the Trust, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board of Trustees of the Trust that affect the duties of the Subadviser).

3. For the services provided pursuant to this Agreement, the Co-Managers shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Trust’s average daily net assets of the portion of the Trust managed by the Subadviser as described in the attached Schedule A. Expense caps or fee waivers for the Trust that may be agreed to by the Co-Managers, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Co-Managers.

4. The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Trust or the Co-Managers in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser’s part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Co-Managers or the Trust may have against the Subadviser under federal or state securities laws. The Co-Managers shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys’ fees, which may be sustained as a result of the Co-Managers' willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Co-Managers, their affiliated persons, their officers, directors and employees, for any liability and expenses, including attorneys’ fees, which may be sustained as a result of the Subadviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

5. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Co-Managers or the Subadviser at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it will promptly notify the Trust and the Co-Managers of the occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change of control (as defined in the 1940 Act) of the Subadviser.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Co-Managers at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary (for PI) and One Corporate Drive, Shelton, Connecticut, 06484, Attention: Secretary (for AST); (2) to the Trust at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary; or (3) to the Subadviser at Gateway Center Two, 100 Mulberry Street, Newark, NJ 07102, Attention: Chief Legal Officer.

6. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser’s directors, officers or employees who may also be a Trustee, officer or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser’s right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

7. During the term of this Agreement, the Co-Managers agree to furnish the Subadviser at its principal office all prospectuses, proxy statements, and reports to shareholders which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. During the term of this Agreement, the Co-Managers also agree to furnish the Subadviser, upon request, representative samples of marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public, which make reference to the Subadviser. The Co-Managers further agree to prospectively make reasonable changes to such materials upon the Subadviser’s written request, and to implement those changes in new production as soon as reasonably practical. All such prospectuses, proxy statements, reports to shareholders, marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public which make reference to the Subadviser may be furnished to the Subadviser hereunder by electronic mail, first-class or overnight mail, facsimile transmission equipment or hand delivery.

8. This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.

9. This Agreement shall be governed by the laws of the State of New York.

10. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PRUDENTIAL INVESTMENTS LLC

By:
Name:
Title:

AST INVESTMENT SERVICES, INC.

By:
Name:
Title:

QUANTITATIVE MANAGEMENT ASSOCIATES LLC

By:
Name:
Title:

SCHEDULE A

ADVANCED SERIES TRUST

As compensation for services provided by Quantitative Management Associates LLC (QMA), Prudential Investments LLC and AST Investment Services, Inc. (formerly American Skandia Investment Services, Inc.) (together, the Co-Managers) will pay QMA a subadvisory fee on the net assets managed by QMA that is equal, on an annualized basis, to the following:

Portfolio Name	Subadvisory Fee
AST Prudential Growth Allocation Portfolio

0.30% of average daily net assets to $250 million;

0.25% of average daily net assets over $250 million to $500 million;

0.22% of average daily net assets over $500 million to $750 million; and

0.20% of average daily net assets over $750 million.

Dated as of             , 2013.

Exhibit B

ADVANCED SERIES TRUST

AST Prudential Growth Allocation Portfolio

SUBADVISORY AGREEMENT

Agreement made as of this     day of         , 2013 between Prudential Investments LLC (PI), a New York limited liability company and AST Investment Services, Inc. (formerly American Skandia Investment Services, Inc.) (AST), a Maryland corporation (together, the Co-Managers), and Prudential Investment Management, Inc. (PIM or the Subadviser),

WHEREAS, the Co-Managers have entered into a Management Agreement (the Management Agreement) dated May 1, 2003, with Advanced Series Trust (formerly American Skandia Trust), a Massachusetts business trust (the Trust) and a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), pursuant to which PI and AST act as Co-Managers of the Trust; and

WHEREAS, the Co-Managers, acting pursuant to the Management Agreement, desire to retain the Subadviser to provide investment advisory services to the Trust and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Trust, referred to herein as the Trust) and to manage such portion of the Trust as the Co-Managers shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree as follows:

1. (a) Subject to the supervision of the Co-Managers and the Board of Trustees of the Trust, the Subadviser shall manage such portion of the Trust’s portfolio as delegated to the Subadviser by the Co-Managers, including the purchase, retention and disposition thereof, in accordance with the Trust’s investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time, being herein called the Prospectus), and subject to the following understandings:

(i) The Subadviser shall provide supervision of such portion of the Trust's investments as the Co-Managers shall direct, and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Trust, and what portion of the assets will be invested or held uninvested as cash.

(ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the copies of the Amended and Restated Declaration of Trust of the Trust, the By-laws of the Trust, the Prospectus of the Trust, and the Trust’s valuation procedures as provided to it by the Co-Managers (the Trust Documents) and with the instructions and directions of the Co-Managers and of the Board of Trustees of the Trust, co-operate with the Co-Managers’ (or their designees’) personnel responsible for monitoring the Trust’s compliance and will conform to, and comply with, the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations. In connection therewith, the Subadviser shall, among other things, prepare and file such reports as are, or may in the future be, required by the Securities and Exchange Commission (the Commission). The Co-Managers shall provide Subadviser timely with copies of any updated Trust Documents.

(iii) The Subadviser shall determine the securities and futures contracts to be purchased or sold by such portion of the Trust’s portfolio, as applicable, and may place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to any broker or dealer affiliated with the Subadviser) to carry out the policy with respect to brokerage as set forth in the Trust’s Prospectus or as the Board of Trustees may direct in writing from time to time. In providing the Trust with investment supervision, it is recognized that the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser’s other clients may be a party. The Co-Managers (or Subadviser) to the Trust each shall have discretion to effect investment transactions for the Trust through broker-dealers (including, to the extent legally permissible, broker-dealers affiliated with the Subadviser(s)) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Trust to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the brokerage or research services provided by such broker-dealer, viewed in light of either that particular investment transaction or the overall responsibilities of the Co-Managers (or the Subadviser) with respect to the Trust and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission.

On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Trust as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients.

(iv) The Subadviser shall maintain all books and records with respect to the Trust’s portfolio transactions effected by it as required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act, and shall render to the Trust’s Board of Trustees such periodic and special reports as the Trustees may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Trustees or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, the valuation of the Trust’s securities.

(v) The Subadviser or an affiliate shall provide the Trust's custodian (the Custodian) on each business day with information relating to all transactions concerning the portion of the Trust’s assets it manages, and shall provide the Co-Managers with such information upon request of the Co-Managers.

(vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, the Subadviser and Co-Managers understand and agree that if the Co-Managers manage the Trust in a “manager-of-managers” style, the Co-Managers will, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii) periodically make recommendations to the Trust’s Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(vii) The Subadviser acknowledges that the Co-Managers and the Trust intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Trust with respect to transactions in securities for the Trust’s portfolio or any other transactions of Trust assets.

(b) The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.

(c) The Subadviser shall keep the Trust’s books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Co-Managers all information relating to the Subadviser’s services hereunder needed by the Co-Managers to keep the other books and records of the Trust required by Rule 31a-1 under the 1940 Act or any successor regulation. The Subadviser agrees that all records which it maintains for the Trust are the property of the Trust, and the Subadviser will surrender promptly to the Trust any of such records upon the Trust’s request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

(d) In connection with its duties under this Agreement, the Subadviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Investment Advisers Act of 1940, as amended, and other applicable state and federal regulations.

(e) The Subadviser shall furnish to the Co-Managers copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof as the Manager may reasonably request.

(f) The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Trust’s portfolio, subject to such reasonable reporting and other requirements as shall be established by the Co-Managers.

(g) The Subadviser acknowledges that it is responsible for evaluating whether market quotations are readily available for the Trust’s portfolio securities, evaluating whether those market quotations are reliable for purposes of valuing the Trust’s portfolio securities, evaluating whether those market quotations are reliable for determining the Trust’s net asset value per share and promptly notifying the Co-Managers upon the occurrence of any significant event with respect to any of the Trust’s portfolio securities in accordance with the requirements of the 1940 Act and any related written guidance from the Commission and the Commission staff. Upon reasonable request from the Co-Managers, the Subadviser (through a qualified person) will assist the valuation committee of the Trust or the Co-Managers in valuing securities of the Trust as may be required from time to time, including making available information of which the Subadviser has knowledge related to the securities being valued.

2. The Co-Managers shall continue to have responsibility for all services to be provided to the Trust pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser’s performance of its duties under this Agreement. The Co-Managers shall provide (or cause the Custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Trust managed by the Subadviser, cash requirements and cash available for investment in such portion of the Trust, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board of Trustees of the Trust that affect the duties of the Subadviser).

3. For the services provided pursuant to this Agreement, the Co-Managers shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Trust’s average daily net assets of the portion of the Trust managed by the Subadviser as described in the attached Schedule A. Expense caps or fee waivers for the Trust that may be agreed to by the Co-Managers, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Co-Managers.

4. The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Trust or the Co-Managers in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser’s part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Co-Managers or the Trust may have against the Subadviser under federal or state securities laws. The Co-Managers shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys’ fees, which may be sustained as a result of the Co-Managers' willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Co-Managers, their affiliated persons, their officers, directors and employees, for any liability and expenses, including attorneys’ fees, which may be sustained as a result of the Subadviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

5. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Co-Managers or the Subadviser at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it will promptly notify the Trust and the Co-Managers of the occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change of control (as defined in the 1940 Act) of the Subadviser.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Co-Managers at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary (for PI) and One Corporate Drive, Shelton, Connecticut, 06484, Attention: Secretary (for AST); (2) to the Trust at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary; or (3) to the Subadviser at Gateway Center Two, 100 Mulberry Street, Newark, NJ 07102, Attention: Chief Legal Officer.

6. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser’s directors, officers or employees who may also be a Trustee, officer or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser’s right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

7. During the term of this Agreement, the Co-Managers agree to furnish the Subadviser at its principal office all prospectuses, proxy statements, and reports to shareholders which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. During the term of this Agreement, the Co-Managers also agree to furnish the Subadviser, upon request, representative samples of marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public, which make reference to the Subadviser. The Co-Managers further agree to prospectively make reasonable changes to such materials upon the Subadviser’s written request, and to implement those changes in new production as soon as reasonably practical. All such prospectuses, proxy statements, reports to shareholders, marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public which make reference to the Subadviser may be furnished to the Subadviser hereunder by electronic mail, first-class or overnight mail, facsimile transmission equipment or hand delivery.

8. This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.

9. This Agreement shall be governed by the laws of the State of New York.

10. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PRUDENTIAL INVESTMENTS LLC

By:
Name:
Title:

AST INVESTMENT SERVICES, INC.

By:
Name:
Title:

PRUDENTIAL INVESTMENT MANAGEMENT, INC.

By:
Name:
Title:

SCHEDULE A

ADVANCED SERIES TRUST

As compensation for services provided by Prudential Investment Management, Inc. (PIM), Prudential Investments LLC and AST Investment Services, Inc. (formerly American Skandia Investment Services, Inc.) (together, the Co-Managers) will pay PIM a subadvisory fee on the net assets managed by PIM that is equal, on an annualized basis, to the following:

Portfolio Name	Subadvisory Fee
AST Prudential Growth Allocation Portfolio	0.15% of average daily net assets to $500 million; 0.14% of the next $500 million; and 0.12% of average daily net assets over $1 billion[1].

[1]	For purposes of calculating the subadvisory fee payable to PIM, the average daily net assets in AST Prudential Growth Allocation Portfolio and AST Prudential Core Bond Portfolio will be combined.

Dated as of             , 2013.

Exhibit C

COMPARABLE FUNDS OR PORTFOLIOS

The following table lists information on funds or portfolios managed by PI and/or ASTIS that have investment objectives, policies, and strategies that are substantially similar to the proposed investment objective, policies, and strategies for the Repositioned Portfolio

Fund/Portfolio	$ Assets (as of 12/31/2012)	Annual Fee Paid to PI and/or ASTIS*
The Prudential Series Fund – Flexible Managed Portfolio	$3,265,758,781	0.60%

*	as a percent of average daily net assets

The following table lists information on funds or portfolios managed by QMA and PIM that have investment objectives, policies, and strategies that are substantially similar to the proposed investment objective, policies, and strategies for the Repositioned Portfolio.

Fund/Portfolio	$ Assets (as of 12/31/2012)	Annual Fee Paid to QMA *	Annual Fee Paid to PIM*
The Prudential Series Fund – Flexible Managed Portfolio	$3,265,758,781	0.34%	0.24% of average daily net assets managed by PIM (Core Fixed-Income/Futures Assets Only) 0.15% of average daily net assets managed by PIM (Money Market Assets Only)

*	as a percent of average daily net assets

C-1

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

To vote by Internet

1)    Read the Proxy Statement and have the voting instruction card below in hand.

2)    Go to the website www.proxyvote.com

3)    Follow the instructions provided on the website.

To vote by Telephone

1)    Read the Proxy Statement and have the voting instruction card below at hand.

2)    Call 1-800-690-6903

3)    Follow the instructions.

To vote by Mail

1)    Read the Proxy Statement.

2)    Check the appropriate boxes on the proxy voting instruction below.

3)    Sign and date the voting instruction card.

4)    Return the voting instruction card in the envelope provided

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	M37963-TBD	KEEP THIS PORTION FOR YOUR RECORDS

THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

ADVANCED SERIES TRUST’S BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE FOLLOWING PROPOSALS.
			For	Against
Abstain

1.         To approve a new subadvisory agreement between Prudential Investments LLC (PI) and AST Investment Services, Inc. (ASTIS and collectively with PI, the Manager) and Quantitative Management Associates LLC for AST First Trust Capital Appreciation Target Portfolio (Current Portfolio)

			☐	☐	☐
2. To approve a new subadvisory agreement between the Manager and Prudential Investment Management, Inc. for the Current Portfolio			☐	☐	☐

IF YOU SIGN AND RETURN THIS VOTING INSTRUCTION CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS VOTING INSTRUCTION CARD WILL BE VOTED “FOR” THE PROPOSALS.

NOTE: Please sign exactly as your name appears on the records of the Insurance Company and date. If joint owners, each holder should sign this Voting Instruction Card. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date